UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22545

CENTRE FUNDS
(Exact name of registrant as specified in charter)

48 Wall Street, Suite 1100, New York, New York 10005
(Address of principal executive offices) (Zip code)

James A. Abate
48 Wall Street, Suite 1100
New York, New York 10005
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 918-4705

Date of fiscal year end:     September 30

Date of reporting period:  October 1, 2015 – March 31, 2016

Item 1.   Reports to Stockholders.

Centre Funds

SEMI-ANNUAL REPORT

MARCH 31, 2016

CENTRE AMERICAN SELECT EQUITY FUND
Investor Class (Ticker: DHAMX)
Institutional Class (Ticker: DHANX)

CENTRE GLOBAL EX-U.S. SELECT EQUITY FUND
Investor Class (Ticker: DHGRX)
Institutional Class (Ticker: DHGLX)

CENTRE ACTIVE U.S. TREASURY FUND
Investor Class (Ticker: DHTRX)
Institutional Class (Ticker: DHTUX)

CENTRE ACTIVE U.S. TAX EXEMPT FUND
Investor Class (Ticker: DHBRX)
Institutional Class (Ticker: DHBIX)

CENTRE MULTI-ASSET REAL RETURN FUND
Investor Class (Ticker: DHMRX)
Institutional Class (Ticker: DHMUX)

Each a series of

CENTRE FUNDS

FUNDAMENTALLY-DRIVEN SPECIALIST ACTIVE FUNDS

For questions or for Shareholder Services, please call 1-855-298-4236 or visit us online at www.centrefunds.com.

Centre Funds	Shareholder Letter

March 31, 2016 (Unaudited)

Dear Shareholders,

It is with my pleasure that we publish the Centre Funds semi‐annual report covering the six month period ended March 31, 2016. I want to thank my fellow shareholders for their continued support and confidence in the Centre Funds. We are committed to truly active fund management with distinction.

The Centre Funds are fundamentally‐driven, actively managed funds in core investment strategies using specialist talent. We offer a select series of funds to choose from, each available in investor and institutional share classes, that includes the:

●	Centre American Select Equity Fund

U.S. large capitalization valuation sensitive growth stock fund that seeks long‐term growth of capital and is focused on blue‐chip securities and risk adjusted returns through active and pragmatic management; the Fund may complement its equity securities with hedges and other capital preservation strategies when deemed appropriate. The Fund is intended to be a risk managed core growth fund.

●	Centre Global ex‐U.S. Select Equity Fund

Foreign (Global ex‐U.S.) large capitalization core/blend stock fund that seeks long‐term growth of capital and focuses on intrinsic value and strategic geographic allocation in portfolio construction. The Fund invests in international developed markets’ blue chip companies and emerging blue chips from the developing world. The Fund may complement its equity securities with foreign currency hedges when deemed tactically appropriate.

●	Centre Active U.S. Treasury Fund

U.S. Treasury Intermediate securities fund that seeks to maximize investors’ total return through capital appreciation and current income using active duration and interest rate management of U.S. Treasury securities. The Fund has the potential for capital appreciation/preservation in various interest rate environments through a proprietary interest rate forecasting process that aims to take advantage of interest rate changes through active duration management.

●	Centre Active U.S. Tax Exempt Fund

U.S. Municipal National Short/Intermediate securities fund that seeks to maximize investors’ total return through capital appreciation and current income using active duration management of a core portfolio of high quality and highly rated federally tax exempt municipal bond securities to provide tax advantaged income. The Fund has the potential for capital appreciation/preservation in various interest rate environments through a proprietary interest rate forecasting process that aims to take advantage of interest rate changes through active duration and interest rate management.

●	Centre Multi‐Asset Real Return Fund

Tactical asset allocation fund structured as a “limited fund of funds” that seeks real return by using a systematic, flexible process of tactical allocation to broad asset classes (U.S. and non‐U.S. equities, fixed income securities, exchange‐traded notes and exchange‐traded funds with returns that track broad commodity indices or the price of gold bullion, real estate‐linked securities, and cash and equivalents) with the goal of preserving and growing investment capital in excess of inflation.

Our aim at Centre Funds is to deliver strong, long‐term performance results for investors through an exceptional focus on producing returns and managing risk and downside volatility in a select number of investment strategies. We want investors to associate the Centre Funds brand with differentiated fund strategies that may not be available elsewhere and are tactical, pragmatic and opportunistic. Each investment strategy aims to capitalize on defined market opportunities using talented and experienced Portfolio Managers with differentiated, consistent and repeatable investment processes. Our Portfolio Managers remain focused on fundamentally‐driven investment approaches within truly active, high conviction, disciplined and research intensive processes. At Centre Funds, we place service excellence at the core of everything that we do and are committed to providing useful, high quality information to all of our Funds. Again, I want to thank my fellow shareholders for their continued support and confidence in the Centre Funds.

Sincerely,

James Abate
President, Centre Funds

Mutual fund investing involves risks, including loss of principal. Investors should consider a Fund’s investment objective, risks, charges and expenses carefully before investing. Any performance data quoted herein represents past performance and does not guarantee future results. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than any performance data provided herein. Each Fund’s Prospectus and most recent month-end performance, and answers to any questions you may have, can be obtained by calling 1-855-298-4236 or by visiting us online at www.centrefunds.com.

Semi-Annual Report | March 31, 2016	1

Centre American Select Equity Fund	Manager Commentary

March 31, 2016 (Unaudited)

Performance & Strategy Summary

For the six month period ended March 31, 2016, the Centre American Select Equity Fund, Investor Share Class, delivered a total return of 7.2 percent; the Institutional Share Class delivered a total return of 7.2 percent.

During this past six month period, the key barometer of the U.S. stock market as a whole, as measured by the S&P 500 Index, delivered a total return of 8.5 percent. That said, after a fourth quarter rally which followed the sharp drawdown during August 2015, the stock market began 2016 by falling 6 percent in the first week of trading. The selloff then continued with the S&P 500 falling another 5 percent before bottoming out in early February. In a sharp turn‐around as global recessionary concerns subsided and expectations increased for more favorable monetary policy actions, stock markets rallied aggressively to close the quarter essentially where they began 2016. Throughout the period, the Fund was able deliver on its objectives of attempting to provide upside capture while at the same time offer lower volatility and drawdowns than the S&P 500 Index. Specifically over the past six month period, the Fund’s annualized standard deviation1 of daily returns was 10.5 percent; much lower than the 14.9 percent for the S&P 500 Index. In addition, the Fund’s beta2 of 0.68 and maximum drawdown3 were well below that of the S&P 500 Index. As we’ve expressed since late 2014 when we adopted a more cautious outlook, we’ve seen an increase in stock market volatility without a commensurate increase in return, consistent with historical late cycle episodes and, to us, justifying a keen focus on downside risk management.

Over this past six month period, historically less‐cyclical sectors, such as Telecommunication Services, Utilities, and Consumer Staples were market leaders. Also, the Materials and Industrials sectors rebounded somewhat as the U.S. dollar halted its advance higher. The Financials, Health Care, and Energy sectors lagged. Our principal sector exposures over the period were in the Consumer Discretionary, Consumer Staples, and Technology sectors driven by what we viewed as the best bottom‐up4 stock level opportunities. We maintain our general underweighting of the Financials sector, as a low interest rate environment, lack of spread between long and short term rates, credit conditions that are now beginning to deteriorate, regulatory scrutiny and increased capital requirements continue to depress returns on equity and intrinsic values for the banking industry. We have particular concern over the insurance industry due to the persistence of low interest rates. Stocks that were the strongest performers within the Fund over the six month period ended March 31, 2016 included NVidia, First Solar, Facebook, Microsoft, Kimberly‐Clark, and Alphabet (Google). Stocks that negatively impacted relative performance included Bank of America, Chipotle, Eli Lilly, Boeing, and Mondelez International. Furthermore, the Fund was negatively impacted overall from a total return perspective by the amortization costs of certain hedges and other investments that we deemed to be capital protective in nature. That said, these capital protection hedges, namely protective put options on the S&P 500 Index, insulated the Fund from the same magnitude of drawdown as experienced by the overall stock market over this volatile past period. Given the continued presence of certain potentially de‐stabilizing factors that we believe could negatively impact the value of underlying equity securities held in the Fund at this current late stage of the stock market and economic cycle, as of March 31, 2016, the Fund continued to hold capital protection hedges, namely put options on the S&P 500 Index as a potential hedge against its underlying stock holdings in the event of a material correction.

Our process in managing the Fund is to focus on each individual company’s growth outlook and capacity to create shareholder value by utilizing our bottom‐up fundamental stock selection process. We utilize a disciplined, Economic Value Added (EVA)5 framework to select investments. The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long‐term focused corporate financier looking at all aspects of the business would assess a company’s value. In the shorter‐term, markets may often undervalue or overvalue a company’s ability to create or destroy wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward our target price. We analyze not only earnings but we also strive to understand and link the capital allocation decisions being made today by each company and how they will lead to future earnings growth. In other words, we expect each of the companies in which the Fund invests to, in turn, invest in productive assets of the company’s business, organically and through opportunistic purchases which, in turn, should provide the foundation for future revenue and profits growth that will create shareholder value. Alternatively, if companies cannot invest in productive assets due to a cyclical downturn or existing excess capacity, we expect these companies to “wisely contract” through the restructuring of their assets and other resources to regain their footing for future shareholder value creation. Our top‐down views on interest rates and risk premiums are important as many of those are inputs into our company models and, at the end of the day, reconciled to the bottom‐up information we gather and process from company operating performance. The Fund may also employ hedges and other capital protective strategies when deemed appropriate in meeting its objective as a risk managed growth fund. The end result is our attempt to deliver a Fund with attractive risk adjusted returns and, in particular, downside risk management over the long term.

[1]	A measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Standard deviation is calculated as the square root of variance.
[2]	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.
[3]	Maximum drawdown is the maximum loss from a peak to a trough of a portfolio, before a new peak is attained.
[4]	Bottom-up - An investment approach that de-emphasizes the significance of economic and market cycles. This approach focuses on the analysis of individual stocks. In bottom-up investing, therefore, the investor focuses his or her attention on a specific company rather than on the industry in which that company operates or on the economy as a whole.
[5]	Economic Value Added (EVA) - An estimate of a firm's economic profit - being the value created in excess of the required return of the company's investors (being shareholders and debt holders). Quite simply, EVA is the profit earned by the firm less the cost of financing the firm's capital. The idea is that value is created when the return on the firm's economic capital employed is greater than the cost of that capital. EVA® is a registered service mark of EVA Dimensions LLC.

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Centre American Select Equity Fund	Manager Commentary

March 31, 2016 (Unaudited)

Market Review & Outlook

The U.S. stock market has struggled to record any meaningful advance since the end of 2014, a point in time when we alerted our investors that we thought it prudent to adopt a much more cautious approach. Given that valuation is the most critical element of successful investment, we see markets struggling to meaningfully move higher for the foreseeable future unfortunately as valuation multiples have actually expanded over the past year, from levels that we viewed at peak already, despite deterioration in fundamental measures and growth outlooks for most companies in our investable universe. Furthermore, the sharp drawdowns seen in August 2015 and January 2016 as well as the increase in volatility will likely be present until the business cycle goes into a recession and there is enough corporate restructuring globally that eliminates much of the excess capacity built up across many areas of the economy. Currently, this is happening but a pace that has not yet brought overall supply into balance with reduced corporate and consumer demand across most industries. As it stands now, we see a fundamental backdrop whereby the economy continues to operate at a very low growth level, almost stall‐type speed, vulnerable to any type of demand shock and at risk of lurching into outright contraction. Without a significant increase in productivity and efficiency or a change in fiscal policies conducive and contributing to better sales growth, incremental improvement in profit margins, and increased asset efficiency, the only driver to enable the stock market to move higher is continued reliance upon valuation multiples re‐rating even higher on further accommodative monetary policies or a significant increase in risk appetite by investors, neither of which we see occurring at this time. Given this, the Fund currently continues to concentrate the number of positions in the Fund in an attempt to maximize individual stock rather than market risk and use derivative instruments intended to hedge the risks of existing equity positions, namely put options on the S&P 500 Index as a potential hedge against its underlying stock holdings in the event of a material correction.

To appreciate our outlook on the economy and market trends, we think it’s important to understand where we’ve come from. The recession in 2008‐9 was concentrated mainly in the financial and real estate sectors after a period of excessive and imprudent credit expansion. Its impact clearly had broader implications but, nevertheless, it was concentrated in the housing market and banking industry. In early 2009 we began to witness a broad based restructuring of assets and excess capacity by U.S. companies across nearly all sectors and industries at a pace and efficacy that we had never seen before in our careers. Despite the significant risk aversion of many if not most investors at that time, we embraced a bullish outlook for stock markets starting in early 2009 as we felt that most investors were underestimating the impact from the efforts by most U.S. companies in terms of a favorable turn in profit margins and asset efficiency resulting in a general improvement in returns on invested capital. In other words, one could be bullish on stocks mainly due to the significant increase in corporate profits starting in 2009 and lasting through 2012 from cost‐cutting and asset restructurings despite the fact that overall economic growth, as well as sales growth for the average company in the S&P 500 Index, was well below the levels seen in other post‐recession economic recoveries.

As we moved into 2013, we saw what we call a “baton‐transfer” of positive stock return drivers. Specifically, we believed that the inability of the economy to accelerate further and the diminishing efficacy of restructuring efforts would lower, but not alter the positive incremental profit picture and returns on capital for most companies. However, as investors further distanced themselves from the carnage of markets in 2008 and the fact that monetary policy remained highly accommodative, we felt that the second stage, or positive re‐rating period (whereby valuation multiples would increase providing stock markets with positive tailwinds). Near the end of 2014, we reminded investors that Wall Street has always extrapolated earnings growth and the re‐rating phase of stock market cycles indefinitely into the future without taking into account the effects of the normal economic and business cycles. This was the same in 2000 and 2007. We began 2015 as well enter 2016 in the same manner and, more importantly, we’ve seen further deterioration in overall company fundamentals with what we see as an increasing reliance upon monetary policy accommodation to “bail‐out” stock markets after greater than ten percent drawdowns. Furthermore, despite a deterioration in the industrial segment of the economy that’s now starting to pollute the consumer and services sectors, the pace of restructuring and cost cutting witnessed during the sharp economic contraction in 2008‐9 is not evident today as companies seem satisfied to maintain a status quo‐type approach as no one wants to lose market share in the event the economies accelerate somehow but, at the same time, a very low level of confidence by company managements that the economy will do so. It’s that cautiousness in capital spending and long term value‐enhancing investment that is resulting in a tepid economic backdrop and reduced business and consumer confidence, translating into a circular trap of low growth, deteriorating asset efficiency, and a decline in profit margins leaving the stock market highly vulnerable to a re‐set in valuation due to lowering growth outlooks. We’d almost prefer a demand shock that leads to a one to two quarter sharp economic and stock price contraction to the ongoing sideways path that we seem to be experiencing. In other words, we’d prefer an outright recession and re‐rating of equities back to intrinsic values over a drawn out “lost decade” that we fear is an increasing possibility.

The key practical themes we gleaned from our aggregation of bottom‐up company research are: 1) profit margin deterioration combined with flat/declining sales growth could lead to earnings deterioration which, in turn, could lead to valuation multiples declining; 2) it’s too early to buy “recovery” stocks – deep cyclicals ‐ and traditional value, e.g., simple low price to earnings strategy6, likely underperforms until the economic cycle troughs and we’re frankly unsure when that is; and 3) with bond yields so low and other asset classes disappointing, we continue to emphasize a “new Nifty‐Fifty7” group of companies in the Fund and, because of that, diversification is good but over‐diversification is bad, leading us to concentrate the Fund in our best ideas and own a number of stocks at the lower end of our normal range for the Fund. As always with our process, we expect all companies in the Fund to make value‐added reinvestments back into the business or wisely contract in an effort to improve efficiency, maintain positive sales growth, and achieve incremental improvements in profit margins and returns on capital.

[6]	The Price-to-Earnings Ratio or P/E ratio is a ratio for valuing a company that measures its current share price relative to its per-share earnings.
[7]	The 50 or so stocks that were most favored by institutional investors in the late 1960s and early 1970s. Companies in this group were usually characterized by consistent earnings growth and high P/E ratios.

Semi-Annual Report | March 31, 2016	3

Centre American Select Equity Fund	Manager Commentary

March 31, 2016 (Unaudited)

In terms of company profit margins, the decline since 2014 is a glaring indicator that recession probability is very high. Historically, the average lead time between the peak in profit margins and the onset of recession has been eight quarters. This would imply that the economy could enter recession in the second half of 2016. Margins historically peak ahead of recession and, indeed, there has not been one business cycle in the post‐WWII era in which this has not been the case except for 1985, when the margin decline was concentrated in the Energy sector. Profit margins peaked during the third quarter of 2014, and have been steadily declining since. Normally, margins compress because of cost pressures, such as higher worker pay and raw material price increases. In turn, inflation pressures ignite the Federal Reserve to begin raising interest rates in an effort to slow down demand based on credit. That’s less of the case today as it’s been more about decreasing sales but the impact to the bottom line has been the same as certain measures of inflation have picked up. With regard to recently falling oil prices and the analog to 1985, margin erosion that has occurred since 2014 has been much more widely distributed across industrial sectors than it was in 1985, meaning the chance of at least some economic slowdown is likely strong. Furthermore, we have yet to see the lower fuel costs translate into increased consumer demand. In sum, the incremental deceleration in profit margins in the face of a slow sales outlook will likely be a significant constraint on equity prices, all else being equal, as profits have tended to drive the most important economic variables, capital spending and employment in particular. It may also likely have negative implications for corporate activity given the decrease in sources of cash flows, especially as mergers & acquisitions, stock buybacks and dividends, all of which are now at record highs but are likely to decelerate if such trend continues.

When it comes to the suitability of purchasing most recovery‐type or the stocks of industrial companies at this point in the business and stock market cycle, we’d make several observations as to why it’s premature generally. Although the U.S. economy is in better shape relative to the rest of the world, it doesn’t have enough strength to fend off weakening fundamentals elsewhere, particularly in the emerging markets and the related currency impact of a strong U.S. dollar on exports. It’s important to recognize that what we’re experiencing is not just a run‐of‐the‐mill economic slowdown in emerging markets, but the reversal of a decade plus long cycle in which capital has flowed into emerging markets year after year while debt grew. At the same time, the developed economies in the U.S., Europe, and Japan in particular, are now experiencing the advent of a long‐term secular growth deceleration resulting from ageing populations and lower aggregate demand. Looking at the global economy as a whole, the biggest source of profit growth in recent years was the net investment in emerging market export capacity. With capacity now at significant excess relative to demand, whether for steel or electronic components for example, the net investment is slowing with most of the emerging markets going into a recession akin to a secular adjustment. The tumult in emerging markets and the commodities sectors creates further hits to a U.S. economy that is already growing sluggishly. As deflation takes down asset prices, profits, and economic growth, it’s difficult to see the turn in growth and profitability for most U.S. based but globally exposed cyclical and industrial businesses.

The background noted above likely leading to the misfortune and lack of opportunities in the stocks of most cyclical and industrial businesses has (and will continue), however, led to a flight to quality for many blue‐chip stocks. In all likelihood as a result, we foresee an extended period like 1971‐72, when investors paid extraordinarily high prices for a select group of growth stocks that came to be known as the Nifty Fifty; companies like McDonald's, Coca‐Cola, Johnson & Johnson, PepsiCo, and General Electric. The “New Nifty Fifty” of today includes many of those original names, along with some new giants that were nonexistent or tiny in 1972, such as Amazon, Apple, Microsoft and Nike. The problem back then was that the basic idea behind a Nifty Fifty stock would be the same. Namely, that many investors regarded them as "one‐decision" stocks, the kind you buy and hold forever, and the kind that deserve a high premium in their prices because their long‐term earnings growth prospects appear unmatchable by most other companies and investment choices. Our belief today is that the New Nifty‐Fifty must be dynamic, and we currently believe that even the slightest deterioration in a company’s fundamental performance, lack of incremental profit margins or deterioration in the level of returns on capital, should result in the company being eliminated from the Fund’s portfolio.

The market's trend over the last year or so has strongly suggested that a select group of blue‐chip stocks is, indeed, emerging as an alternative to low and sometimes negative real interest rates earned on bonds and other investments. In addition, it’s important to remember what has happened in the past. Namely, some investors became willing to pay an ever higher price for these blue‐chip stocks relative to their underlying earnings, leading to one of the oldest questions in investing, "how high is too high?" In our view, it simply depends on the company and our ability to manage the Fund with alertness to selling a stock if we see fundamentals deteriorate even in the slightest. That said, in an environment where sales growth and margin improvement is becoming an ever scarce attribute, many of these stocks in the New Nifty‐Fifty could get more expensive with their stocks' prices relative to their earnings going much higher because of rising expectations that corporate earnings growth overall is going to slow markedly in coming years. Of course, knowing when to sell is perhaps the most critical issue but also it’s important to ignore the natural human tendency to want to take profits in stocks that have had enormous run‐ups, a stock like Amazon being an example, the risk being that you sell prematurely. Lastly, the demise of the 1970’s Nifty‐Fifty was a material change in inflation which negatively impacted their valuation, much less of a concern to us today.

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Centre American Select Equity Fund	Manager Commentary

March 31, 2016 (Unaudited)

While we continue to see a much less friendly systemic backdrop for equities as a whole, our focus remains on stock selection rather than sector/industry themes to achieve performance as no single area of the stock market seems uniformly inexpensive and we see aggregate fundamental operating trends decelerating. With a stall‐speed economic backdrop, we believe a small crisis can morph easily into a global problem and the U.S. entering a recession sometime this year or next. With the pricing of risk & expectations for future growth as high as they are, it’s tough to see market appreciation driven by a further re‐rating of valuation multiples. Large‐capitalization Consumer Staples, Technology, Health Care, and Consumer Discretionary companies remain our main areas of emphasis; the best of which we refer to as a New Nifty‐Fifty given their higher degree of idiosyncratic or company specific risk and still under‐appreciated valuations in a relative context. Aside from the continuation of a circular trap of low growth, deteriorating asset efficiency, and a decline in profit margins leaving the stock market highly vulnerable to a correction, we remain highly concerned that we lurch from an unexciting economic recovery straight into the next economic downturn with real interest rates already negative and debt levels high across corporations and the governmental level leading to deflation/recession regardless of the actions taken by the Federal Reserve. As we progress further into 2016, despite our bottom‐up optimism for the companies owned currently by the Fund, we are less enthusiastic about the prospects for capital gains in U.S. stocks as a whole. With capital protection from traditional diversification ebbing, we believe that our large capitalization valuation sensitive growth approach to stock selection, with a cognizance of risk management that includes tactically implementing capital protective investments, seems positioned to perform well relative to less risk aware strategies.

Semi-Annual Report | March 31, 2016	5

Centre American Select Equity Fund	Manager Commentary

March 31, 2016 (Unaudited)

SECTOR WEIGHTINGS
 As a percentage of Net Assets

Information Technology	23.43%
Consumer Discretionary	19.30%
Health Care	15.56%
Consumer Staples	14.52%
Industrials	6.57%
Materials	5.84%
Utilities	3.75%
Financials	3.22%
Purchased Options	2.70%
Telecommunication Services	2.36%
Energy	1.71%
Cash and Cash Equivalents	1.04%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH MARCH 31, 2016

This graph assumes an initial investment of $10,000 at December 21, 2011, the inception date for the Class shares with the longest period of annual returns, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund’s Investor Class versus the S&P 500® Total Return Index. Taxes on any Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED MARCH 31, 2016

	1 Month	3 Month	YTD	1 Year	3 Year Annualized	Since Inception* Annualized
Centre American Select Equity Fund – Investor Class	3.68%	1.44%	1.44%	3.49%	9.27%	12.11%
S&P 500® Total Return Index	6.78%	1.35%	1.35%	1.78%	11.82%	14.96%
Centre American Select Equity Fund – Institutional Class	3.67%	1.53%	1.53%	3.60%	–	5.13%
S&P 500® Total Return Index	6.78%	1.35%	1.35%	1.78%	–	7.44%
*	Inception date of December 21, 2011 for Investor Class. Inception date of January 21, 2014 for Institutional Class.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

The S&P 500® Total Return Index is a commonly recognized, market-capitalization weighted index of 500 widely held securities, designed to measure broad U.S. equity performance. You cannot invest directly in an index.

The line graph above shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

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Centre Global ex-U.S. Select Equity Fund	Manager Commentary

March 31, 2016 (Unaudited)

Performance & Strategy Summary

For the six month period ended March 31, 2016, the Centre Global ex-U.S. Select Equity Fund, Institutional Share Class, delivered a total return of -1.00 percent. The Investor Share Class delivered a total return of -1.11 percent for the six month period ended March 31, 2016.

During the six month period ended March 31, 2016, on a regional basis versus broad global equity indexes, South & Central America, Eastern Europe, and Asia Pacific equity markets outperformed while Central Asia and Western Europe underperformed. The best performing regional exposures for the Fund over the six month period were North America, Asia Pacific, and Eastern Europe. The worst performing regional exposures for the Fund over the period were Western Europe and Central Asia. Within the South & Central America region, Brazil was the best performing market during the time period due to expectations that President Dilma Rousseff would resign and new leadership would reinvigorate the country’s beleaguered economy. Within Western Europe, Italy and Greece performed poorly due to concerns surrounding economic stagnation and poorly performing banks. From a sector perspective, Information Technology, Telecommunication Services, and Consumer Discretionary contributed positively to relative performance over the six month period ended March 31, 2016, while exposures to Financials and Materials detracted the most. Stocks that were the strongest performers within the Fund over the six month period ended March 31, 2016 included Tencent, Infineon, and Nippon Telegraph and Telephone. Tencent performed well due to its rapidly growing online game business. Infineon performed well due to its strong position in favorable end markets like autos and power management. Nippon Telegraph and Telephone performed well due to strong growth in its 4G wireless segment. Stocks that most negatively detracted from performance over the six month period ended March 31, 2016 included Unicredit, Intesa Sanpaolo, and Doctor Reddy's. Unicredit and Intesa Sanpaolo performed poorly due to rising concerns about Italy's faltering recovery. Doctor Reddy's performed poorly due to a U.S. Food and Drug Administration warning over poor manufacturing practices.

Our process in managing the Fund is to focus on each individual company’s growth outlook and capacity to create shareholder value utilizing a bottom-up fundamental stock selection process. We utilize a disciplined, Economic Value Added (EVA) framework to select investments. The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate financier looking at all aspects of the business would assess a company’s value. In the shorter-term, markets may often undervalue or overvalue a company’s ability to create or destroy wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges towards our target price. We analyze not only earnings, but we also strive to understand and link the capital allocation decisions being made today by each company and how they will lead to future earnings growth. In other words, we expect companies to invest in productive assets of the business, organically and through opportunistic purchases which, in turn, should provide the foundation for future revenue and profits growth that will create shareholder value. Alternatively, if companies cannot invest in productive assets due to a cyclical downturn or existing excess capacity, we expect these companies to “wisely contract” through the restructuring of their assets and other resources to regain their footing for future shareholder value creation.

The differentiated stock selection process is combined with a smart beta1 approach to portfolio construction that is focused on Gross Domestic Product (“GDP”)-driven regional weightings rather than regional bias tied to overall regional relative market capitalization. In other words, regional weights are guided by economic footprint rather than market capitalization. By utilizing a “smart beta” approach to portfolio construction that focuses on GDP weights instead of market capitalization as guideposts for regional, country and stock weightings, the Fund is tilted towards the world’s fastest growing economies and attempts to underweight or to avoid overvalued markets. Because the GDP-weightings adjust over time to focus on the fastest growing economies, investors maintain exposure to the most promising regions. When compared to conventional market capitalization-based funds, GDP-weighted portfolios have higher emerging market exposure. They also have higher exposure to developed market powerhouses like Germany, Hong Kong, and Israel. This gives the Fund two sources of potential excess return: stock selection alpha2 and portfolio construction smart beta.

Market Review & Outlook

Within the Asia Pacific region and China in particular, industrial overcapacity and overbuilt infrastructure have led to weak domestic demand and weak equity market returns. Global investors questioned whether China will experience a soft or hard economic landing. Our analysis predicts a soft landing in the world’s second largest economy. Through analyzing various economic indicators, we see a mixed environment with both pockets of improvement and areas of stubborn weakness. In real estate and retail the country experienced positive growth trends, while auto sector sales deteriorated. Additionally, fourth quarter 2015 earnings reports from Chinese bank were not as negative as some investors feared, supporting the soft landing scenario. While China's economic growth has slowed markedly, Chinese corporate profitability has remained resilient. Driven by lower raw materials and energy costs, operating margins were resilient at 14.8 percent over the six month period ended March 31, 2016. This profitability level was similar to the prior year. In response to weak economic growth, China's government engaged in aggressive policies to revive economic momentum. The People's Bank of China cut its one-year deposit rate to 1.5 percent from 1.75 percent, lowered the required reserve ratio by 50 basis points, and reduced the minimum down payment required for first-time homebuyers from 30 percent to 25 percent. In response to equity market declines, China's government banned pension funds from selling shares, halted initial public offerings, and limited futures selling by retail investors. We believe the best investments going forward in China are secular growth stories uncorrelated with GDP growth, firms with predictable and high amounts of recurring sales, and finally, firms with strong balance sheets showing little net debt. Based on our assessment of the environment and current market conditions, the Fund has invested in Chinese stocks such as Tencent, NetEase, and Techtronic Industries.

[1]
Smart beta defines a set of investment strategies that emphasize the use of alternative index construction rules to traditional market capitalization based indices. Smart beta emphasizes capturing investment factors or market inefficiencies in a rules-based and transparent way. The increased popularity of smart beta is linked to a desire for portfolio risk management and diversification along factor dimensions as well as seeking to enhance risk-adjusted returns above cap-weighted indices.

[2]
Alpha - A measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund's alpha.

Semi-Annual Report | March 31, 2016	7

Centre Global ex-U.S. Select Equity Fund	Manager Commentary

March 31, 2016 (Unaudited)

In Japan, industrial production has been negative for most of the six month period ended March 31, 2016. While Japanese economic growth has been elusive, corporate profitability has improved. Prime Minister Abe's 'Third Arrow' structural reforms started to show results. During the six month period ended March 31, 2016, operating margins rose from below 7 percent to 8.2 percent. The country’s new Investor Stewardship Code aims to increase institutional investor involvement in the companies in which they are in invested; this code demands that this involvement extend beyond proxy voting. If institutional investors fail to comply with the new code, they must explain their lack of compliance to the government and cannot participate in managing the country's large pension assets. Additionally in institutional shareholder responsibility, Institutional Shareholder Services (ISS), a proxy voting firm, will no longer recommend re-election of a management team if the company’s return on equity is below 5 percent. Japan also launched the Corporate Governance Code, a policy which requires corporations to increase their disclosure to shareholders in order to increase corporate transparency. The Corporate Governance Code aims to reduce cross shareholdings between companies and to establish an environment for appropriate risk-taking by senior management. To publicly praise firms in compliance with this code, the government created an index, the Nikkei 4003, which lists the companies that are efficiently using capital. Since the announcement of the Corporate Governance Code, shareholders have benefited from increased share buybacks and higher dividends. Despite the positive operating momentum with Japanese corporates, valuations have declined as investors worry about the slowing business cycle. Our analysis predicts that improving Japanese profitability will mitigate some of the negative effects of the slowing business cycle. We believe that additional operating margin expansion is possible because, despite recent improvements, Japanese corporate performance still lags other markets substantially. While U.S. operating profit margins are 12.5 percent and China’s are 14.8 percent, Japan's operating margins are at 8.2 percent. An interesting new development is that Japan has closed the operating profit margin gap with Europe; a year ago this was not the case. The use of more technology in Japan's service sector, matching the levels employed in its manufacturing sector, would aid in closing the margin gap with other regions. As in China, Japan's central bank engaged in monetary policy to spur growth. In its latest policy action, the Bank of Japan cut its interest rates to negative territory, -0.1 percent.

Despite corporate efforts to improve profitability, Japan’s fourth quarter 2015 earnings season was disappointing. Japanese corporates saw negative sales growth of 3 percent and negative earnings growth of 18 percent. According to Bloomberg estimates, Japanese firms missed sales expectations by 2 percent and earnings expectations by 14 percent with the biggest disappointments coming from the Industrials and Materials sectors. We believe the best investments going forward in Japan are secular growth stories uncorrelated with GDP growth, firms with predictable and high amounts of recurring sales, exporters benefiting from the lower yen, and finally, firms with strong balance sheets showing little net debt. Based on our assessment of the environment and current market conditions, the Fund is currently invested in Japanese stocks such as Japan Airlines, Bridgestone, Nippon Telephone and Telegraph, and Sony.

As in the Asia Pacific region, the European Central Bank (ECB) announced further quantitative easing actions in an attempt to accelerate Europe’s ailing economy despite the lack of success thus far. In addition to the expected deposit rate cut, the ECB expanded quantitative easing to include the potential purchase of corporate bonds. The ECB hopes that this policy will lower funding costs for banks and lower asset spreads to encourage lending. Additionally, the ECB announced a new series of Targeted Long Term Refinance Operations, thereby enabling banks to be paid for both borrowing and lending. The ECB President Mario Draghi announced that future rate cuts were unlikely. Also in Europe, Italy and the European Commission created a "bad bank" structure for Italian banks to offload their bad debts in order to encourage lending. Within the European region, corporate profitability in Western Europe has been mixed over the six month period ended March 31, 2016 with pockets of strength in Germany and Scandinavia, but pockets of weakness in the United Kingdom and Spain. Germany companies overall operating margin strength was the result of its exporters benefitting from the cheaper euro whereas, companies in France have not benefited from the weaker euro to the same extent. In the United Kingdom, overall corporate margins were lower due to the country’s exposure to the mining and energy sectors. The biggest benefit of quantitative easing has been the weaker euro which averaged 1.15 over the six month period ended March 31, 2016, versus 1.36 in the prior year. Going forward, Europe's exporters should perform well in a weak euro environment. Europe's auto producers and aerospace manufacturers receive a substantial amount of sales in U.S. dollars but have material euro cost bases. A weak euro improves the cost competitiveness of such firms. Additionally, the weak euro can help these manufacturers price more aggressively, aiding in market share gains. In the late 1990s, the euro experienced a similar decline (parity with the U.S. dollar) and it aided aerospace manufacturers like Airbus, for example, which grew its civil aerospace market share from 20 percent to 50 percent.

[3]
To highlight companies doing right by shareholders, a new equity benchmark of “good” companies was created in 2014. This benchmark, the Nikkei 400 Index, screens for 400 companies that have the highest returns on equity and operating profits and that also employ shareholder-friendly practices, such as having external directors.

8	centrefunds.com

Centre Global ex-U.S. Select Equity Fund	Manager Commentary

March 31, 2016 (Unaudited)

According to Bloomberg estimates, during the European fourth quarter 2015 earnings season, corporates missed earnings growth expectations by 4 percent while sales growth was roughly in line with expectations. In absolute terms, sales and earnings from European corporates declined roughly 9 percent in the fourth quarter of 2015. Earnings growth was weak across the board with double digit declines in the Energy, Materials, Financials, and Utilities sectors. Sectors showing positive earnings growth included Industrials, Consumer Discretionary, and Information Technology. In Europe, we believe the best investments going forward are exporters benefiting from the lower euro, secular growth companies uncorrelated with GDP growth, firms with predictable and high amounts of recurring sales, and firms with strong balance sheets showing little net debt. Based on our assessment of the environment and current market conditions, the Fund is currently invested in European stocks such as EasyJet, Cap Gemini, Safran, Roche, and Novo Nordisk.

We expect that our bottom-up research process, with its focus on large capitalization companies that measure favorably in the EVA framework, combined with a smart beta approach to portfolio construction that is focused on GDP-driven regional weightings rather than market capitalization should lead the Fund to take advantage of the current secular fundamental trends in Asia Pacific and Europe and, to a lesser degree, opportunities in the Americas, Middle East, and Africa, by investing in what we view as the most attractive large capitalization blue chip companies from the developed markets and emerging blue chips from the developing world markets.

Semi-Annual Report | March 31, 2016	9

Centre Global ex-U.S. Select Equity Fund	Manager Commentary

March 31, 2016 (Unaudited)

SECTOR WEIGHTINGS
 As a percentage of Net Assets

Financials	17.75%
Consumer Discretionary	13.89%
Industrials	12.58%
Information Technology	12.73%
Consumer Staples	10.06%
Telecommunication Services	9.47%
Health Care	7.75%
Materials	4.51%
Energy	4.13%
Utilities	2.02%
Cash and Cash Equivalents	5.11%
Totals	100.00%

COUNTRY WEIGHTINGS
 As a percentage of Net Assets

Japan	17.78%
China	13.07%
France	8.17%
Germany	7.38%
Great Britain	6.86%
Hong Kong	5.90%
India	4.56%
Switzerland	4.45%
Mexico	3.05%
Brazil	2.94%
Italy	2.36%
Spain	2.32%
Canada	2.22%
Denmark	2.06%
Finland	1.76%
Ireland	1.91%
Russia	1.33%
Austria	1.08%
Turkey	1.05%
Korea	1.03%
Australia	0.98%
Taiwan	0.76%
Norway	0.72%
Singapore	0.58%
Sweden	0.58%
Cash and Cash Equivalents	5.10%
Totals	100.00%

These sector and country allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH MARCH 31, 2016

This graph assumes an initial investment of $10,000 at December 21, 2011, the inception date for the Class shares with the longest period of annual returns, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund’s Institutional Class versus broad-based securities market indices. Taxes on any Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED MARCH 31, 2016

	1 Month	3 Month	YTD	1 Year	3 Year Annualized	Since Inception* Annualized
Centre Global ex-U.S. Select Equity Fund – Investor Class	5.87%	-5.05%	-5.05%	-11.12%	–	-7.21%
MSCI All Country World Index ex-USA	8.21%	-0.26%	-0.26%	-8.78%	–	-3.84%
Centre Global ex-U.S. Select Equity Fund – Institutional Class	5.84%	-5.03%	-5.03%	-10.99%	-1.86%	3.40%
MSCI All Country World Index ex-USA	8.21%	-0.26%	-0.26%	-8.78%	0.76%	5.57%
*	Inception date of January 21, 2014 for Investor Class. Inception date of December 21, 2011 for Institutional Class.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Investing in the securities of foreign companies, including companies in emerging markets, generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.

The MSCI All Country World Index ex-USA is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of international developed and emerging markets. You cannot invest directly in an index.

The line graph above shows the performance of Institutional Class shares only, since the Institutional Class has the longest period of annual returns. The performance of the Investor Class shares will differ from the performance shown because the Investor Class shares have different expenses than the Institutional Class shares.

10	centrefunds.com

Centre Active U.S. Treasury Fund	Manager Commentary

March 31, 2016 (Unaudited)

Performance & Strategy Summary

For the six month period ended March 31, 2016, the Centre Active U.S. Treasury Fund, Institutional Share Class, delivered a total return of 2.4 percent; the Investor Share Class delivered a total return of 2.3 percent.

Performance attribution in the Centre Active U.S. Treasury portfolio reflects interest income combined with our active duration management decisions that impact capital gain or loss capture. As there are no corporate or mortgage related securities in the portfolio, there are no “spread” components to performance. Performance during the six month period ended March 31, 2016, reflects our investment discipline’s (the Interest Rate Scorecard) flexibility in adjusting the portfolio’s targeted duration in light of changing economic conditions, bond market valuations, and the uncertainty of the likely speed at which monetary policy normalization would occur. Over this period the Scorecard targeted duration at zero (bearish), equal to the market (neutral) and at one point double that of the market (bullish).

The Fund’s investment objective is to maximize total return through capital appreciation and current income. The Fund pursues this objective by using an active interest rate risk management strategy that aims to capture general cyclical interest rate trends while allowing for the potential to benefit from short-term deviations. We adjust the portfolio’s duration based on a monthly assessment of the likely change in interest rates. In selecting investments for the Fund, our fundamentally-driven active duration management seeks the potential for capital appreciation and preservation in variable interest rate environments utilizing U.S. Treasury securities including bills, notes, bonds, inflation protected securities (TIPS), cash equivalents and, in certain market environments, futures contracts on U.S. Treasury Notes and Bonds. We view a total return objective as important for helping investors meet their wealth accumulation goals.

Market Review & Outlook

Interest rate changes are driven by real growth--the demand for loans--and inflation concerns or expectations--as investors expect bond yields to provide some defense against higher future prices. Our discipline (the Interest Rate Scorecard) utilizes indicators of growth, inflation expectations and market price based measures of current bond market valuation. The valuation measures are intended to reflect the investor psychology that drives market prices too far at both peaks and troughs.

In the six month period ended March 31, 2016, real growth (GDP adjusted for inflation) at 1.4 percent during the fourth quarter of 2015 disappointed as it came in below current estimates of the U.S. economy’s growth potential. Less than stellar growth seemed to reflect, in part, hesitancy on the part of businesses to invest in new facilities. This hesitancy could reflect uncertainty about the sustainability of the recovery, the current business tax environment, and weak demand from the U.S.’ main trading partners. The Institute for Supply Management (ISM) Report on Business for Manufacturing1 actually indicated the manufacturing sector was in contraction during most of the six month time period. And, while consumer spending continued to support overall growth it also subsided somewhat in the year’s last quarter.

While the data for real GDP and the manufacturing sector were troubling, other growth related data were more positive. Labor force activity continued to improve with new hiring at a pace--200,000 per month on average--that in our view is likely to, at least for a short period, carry the unemployment rate below its sustainable level NAIRU (non-accelerating inflation rate of unemployment) of 5 percent. It actually dipped to 4.9 percent at one point before moving marginally higher to 5 percent in the March 2016 reporting period. Additionally, residential building and new home construction, continued to improve though it remains below the “bubble” rate that preceded the “Great Recession.” New car sales reached a record level in 2015 and the pace of sales in early 2016 looks strong. Finally, real disposable income grew at a healthy clip in early 2016 though much of it was used for saving or debt reduction rather than for spending. These positive factors--primarily labor force activity--were the basis for the decision on the part of the Federal Reserve’s Open Market Committee (FOMC) to begin the process of policy normalization. The Fed began the process with the initial increase of 25 basis points in the target for the federal funds rate which had been at its “zero lower bound” for an extended time period.

On the inflation front, the Federal Reserve’s preferred gauge--the price deflator for personal consumption expenditures less food and energy (defined as “core” inflation)--continues at a run rate below the Fed’s 2 percent target. Research provided to FOMC members argued that a strong U.S. dollar and the significant decline in energy prices were major contributors to the slow pace of inflation as they found their way into the production costs of “core” goods and services. While the length of time required for these factors to reverse and for inflation to move toward the Fed’s target remains a question for policy makers, the view was that the impact of these factors on inflation was transitory. Not surprisingly, inflation expectations, whether Survey or market based, remained well anchored and “too low”--below 2 percent. Fed Chair Janet Yellen commented in various testimonies and speeches that, given the importance of expectations in the actual inflation outcome, Fed policy must be aimed at moving expectations above current levels.

[1]
The ISM Manufacturing Index is an index based on surveys of more than 300 manufacturing firms by the Institute of Supply Management. The ISM Manufacturing Index monitors employment, production inventories, new orders and supplier deliveries. A composite diffusion index is created that monitors conditions in national manufacturing based on the data from these surveys.

Semi-Annual Report | March 31, 2016	11

Centre Active U.S. Treasury Fund	Manager Commentary

March 31, 2016 (Unaudited)

Low inflation expectations kept down the inflation premium in nominal yields. However, rates exhibited volatile behavior--the yield on the benchmark Constant Maturity 10-year U.S. Treasury fluctuated between 1.6 and 2.4 percent--as investors tried to sort out both the growth related data and the likely future path of monetary policy. Historically, there has been a positive and statistically significant correlation between the federal funds rate and the 10-year U.S. Treasury note yield though it is not clear whether this correlation reflects a market reaction to Fed tightening or Fed validation of existing rate levels or causality running in both directions.

The Interest Rate Scorecard we use reflected the mixed messages from both the data and the Fed and was generally market neutral during the period, earning the portfolio’s current yield when no clear and lasting trend in rates had been identified. However, the Scorecard did indicate opportunities to be both negative and positive on the near-term outlook for bond prices during the six months.

Looking forward it seems likely that the U.S. economy will continue to grow at least for a while, that the real rate which serves as the base2 for the nominal rates observed in the market place may be lower than its historical average, that inflation will begin to accelerate toward the 2 percent target rate, and that monetary policy will continue to be difficult to assess. Regarding growth, the economic trough or low point of the “Great Recession” is dated by the National Bureau of Economic Research (NBER) at June of 2009. So, this recovery is now “long in the tooth” based on historical averages. However, research focused on the relation between the likelihood of a recession and the length of the preceding recovery is consistent with the view that no relationship exists. Economic research over the years has offered many explanations as to why a business cycle might occur but the length of the recovery is not one of them--recoveries don’t wear out.

In assessing the economy’s current health--the base for future growth--the strength of labor market activity as measured by the official unemployment rate has been called into question. It has been suggested that it is artificially low because of the number of discouraged workers who have dropped out of the labor force and are no longer actively seeking a job and by those who are working part time because full time employment is not available. The seemingly slow pace of wage growth has also been identified as evidence that all is not well on the labor front. If labor force activity is in fact weaker than indicated, the U.S. economy might be more susceptible to a shock and might be pushed back into recession.

Currently, however, the momentum component of the Labor Market Conditions Index3 at the Kansas City Federal Reserve Bank is positive--above its long term level. It reflects, in part, claims for unemployment insurance that have remained below 300,000--a key level for labor market health--for the longest period since 1973. The level component is only marginally below its long term average and a major positive contributor to it recently has been the willingness of individuals to leave an existing job in search of a better opportunity--a sign of worker confidence. Additionally, changes in the Richmond Fed’s Non-Employment index4--designed to capture the effect of labor force reentry--is consistent with the direction of improvement indicated by the official unemployment rate. Furthermore, the U6 unemployment rate5, which tracks those marginally attached to the labor force as well as those able to find only part time work, has now fallen below 10 percent. While above its pre-crisis unemployment level of about 8 percent, it has declined steadily from its recession peak level of over 17 percent. A trade-off between the official unemployment rate and the U6 could actually be a positive for growth if it occurred as a result of “discouraged workers” again having the confidence to become “job seekers”.

Disaggregating data on wage growth suggests that the overall “slowness” may well be attributable to the changing composition of employment. High wage earners did not experience the same degree of unemployment as low wage earners in the recession. As new jobs have been created and lower paid employees have again found work, the impact has been a slower pace of wage growth than might have been anticipated by the pace of hiring and the short term Phillips curve6 relationship between labor force demand and wage growth. So, while unemployment might be overstated, the labor market seems healthy and continues to improve suggesting that at least for now positive growth will likely continue.

However our glasses are not “rose colored” and there are certainly areas of concern. Resources--both labor and capital–that are now unemployed because of the falloff in activity in the energy patch must be absorbed by other sectors. And, the possibility of a global recession--including the U.S.--can’t be dismissed although we think the likelihood is relatively small. The sector primarily impacted by global demand--the manufacturing sector--now accounts for a relatively small percentage of U.S. GDP. And, the most recent ISM report offered some good news in that, at least for one month, the U.S. manufacturing has returned to expansion from contraction.

[2]
The economist Irving Fisher posited (the Fisher Equation) that the interest rate (observed in the fixed income market) equals the real rate plus an inflation premium. This relationship provides the conceptual framework for the Interest Rate Scorecard.

[3]
Labor Market Conditions Index (LMCI): An index that tracks changes in the labor market by finding variations from multiple labor indicators. Indicators range from unemployment rates to wages to layoffs to business surveys. The LMCI plays a critical role in helping the Fed with one of its two mandates: ensuring maximum employment.

[4]	Richmond’s Fed Non-employment Index: An index constructed by the Federal Reserve Bank of Richmond that captures resource utilization in the labor market
[5]
This number reflects the government’s “U-6” report, which accounts for the full unemployment picture including those “marginally attached to the labor force,” plus those “employed part time for economic reasons.”

[6]
Phillips Curve: An economic concept developed by A. W. Phillips stating that inflation and unemployment have a stable and inverse relationship. According to the Phillips curve, the lower an economy’s rate of unemployment, the more rapidly wages paid to labor increase in that economy.

12	centrefunds.com

Centre Active U.S. Treasury Fund	Manager Commentary

March 31, 2016 (Unaudited)

From a longer term perspective, real interest rates--interest rates adjusted for inflation--are governed by the economy’s growth potential. Potential growth in turn is driven by labor force growth and the productivity of the labor force. The U.S.’ growth potential is being reduced by slower labor force growth. This slowdown is being driven primarily by demographics--the aging of the U.S. population--although there could be some cyclical effect--discouraged workers--as well. There are also concerns about the slow pace of productivity growth in recent years. In his recently published book The Rise and Fall of American Growth Economist Robert Gordon has argued that American growth will likely be at a reduced pace going forward as the benefits of existing technology have been exploited. Others have argued however, that the seeming slowdown is illusory because the current methodology for measuring productivity is flawed and that current living standards are not consistent with the slowdown hypothesis. And, still others have argued that the cycle for the exploitation of information related technological advancement in the production process takes longer than many people expected and that big returns will be forthcoming over the next several years.

Finally, while the magnitude of the impact is an issue, there is a view, popularized most recently by the academic authors Reinhart and Rogoff and outlined earlier by Fisher and Minsky, that recessions exacerbated by financial crises can have relatively long lasting effects on economic performance. This hypothesis has recently been examined by Michael Redmond and William Van Zandweghe “The Lasting Damage from the Financial Crisis to U.S. Productivity”. The solution--better measurement or confirmation of an actual slowing--is important as the long term real rate of interest reflects potential growth and serves as a basis for Fed policy.

Various economists including Vasco Curdia and John Williams of the San Francisco Federal Reserve Bank have studied the implications of the slowdown in potential growth as well as other factors such as global risk aversion, the global savings glut and “shock factors” like the financial crisis on the “natural or neutral rate of interest”. This concept, introduced by the economist Knut Wicksell in the late 1800s, is the real rate of interest that is consistent with full employment and price stability. It is the target in real--inflation adjusted--terms at which the Fed should aim in setting the target level for the federal funds rate--the basis for transmitting monetary policy to the economy. The research generally indicates that the natural rate is not constant--as assumed by John Taylor in formulating his Taylor Rule7 for Fed policy guidance, has probably declined over time with the decline in the economy’s potential growth rate, and can be affected in the short run by cyclical factors.

Janet Yellen has commented on the need for caution in the policy normalization process because of uncertainty as to the level of the natural rate--it is not observable and must be estimated--to avoid taking an overly restrictive policy stance and cutting short the recovery. Looking forward, it appears that the natural rate is increasing--the U.S. economy is not in a state of secular stagnation--and that a reasonable forecast may be in the 3.5 to 4 percent (with inflation) range over the next two years. While somewhat less than its historical average, this level would indicate considerable further tightening and that significantly higher longer term yields lie ahead.

Regarding inflation, while monetary policy makers continue to pay lip service to Milton Friedman’s assertion that the lags between changes in monetary policy and the resulting impact on economic conditions and inflation are “long and variable”, an emphasis in policy deliberations remains on being “data dependent”. Given the uncertainties surrounding discouraged workers, the headwinds from the strong dollar and weak growth overseas, well anchored inflation expectations and the uncertainty regarding the natural or neutral rate of interest, rate data dependency likely implies that the Fed will wait until it sees both overheating in the labor market and the “whites of inflation’s eyes” before making significant tightening moves. Further, research on optimal policy responses suggests to us that overshooting of the inflation target may be optimal in speeding the removal of any remaining slack in the economy.

At least one proponent of such an optimal policy estimates are that any remaining slack could be eliminated by 2016 year-end if the Fed were willing to experience an inflation rate above its target. Given a willingness to conduct policy in this fashion and the momentum in inflation once the process has begun, it seems likely that inflation could move beyond the Fed’s two percent target exerting upward pressure on inflation expectations and, ultimately, through the inflation premium, on interest rates. It is important to note that while the Fed can control the front end of the yield curve, rates, starting at about the 2-year maturity, move on changing expectations of growth and inflation. An increase in inflation expectations would likely result in the general cyclical interest rate trend increasing.

Regarding monetary policy assessment, the Fed has started down the path of policy normalization and is unlikely to reverse course barring negative growth--Yellen also ruled out a policy of negative rates in the U.S. Additionally, she has stated the FOMC should be constrained by a fixed rule or policy guide such as the Taylor Rule. Without a clear policy rule or guide such as the Taylor Rule it will be difficult for investors to know how the concerns about growth overseas, the strength of the dollar, global financial market volatility and avoiding asset price bubbles interact with the Fed’s dual mandate of maximum employment and price stability. Some evidence of this difficulty is provided by the changing probabilities assigned to further tightening this year by the federal funds futures market. The probabilities have fluctuated significantly but two more installments seem probable at this point. However, the current lack of policy clarity will likely produce continued rate volatility as investors attempt to sort out both the message in the data and the Fed’s policy response. This volatility would likely increase the potential opportunities for the Fund to benefit from short-term deviations in interest rates.

[7]	Taylor Rule: An interest rate forecasting model invented and perfected by famed economist John Taylor in 1992.

Semi-Annual Report | March 31, 2016	13

Centre Active U.S. Treasury Fund	Manager Commentary

March 31, 2016 (Unaudited)

Assuming continued economic recovery, an upward trajectory in rates is to be expected. However the trend will not be smooth and there will be opportunities to profit from neutral as well as bullish calls. Our investment discipline is designed to identify the risks and opportunities of both any trend and short term deviations in rate behavior utilizing measures of real growth, of inflation expectations, of current market valuation and of the course of Fed policy. It is intended to preserve capital in periods of significant rate increases by decreasing duration but with the flexibility to extend duration or re-enter the market when our discipline suggests lower rates are likely.

What is relevant to the potential success of our discipline for our Fund is that interest rates continue to exhibit cyclical volatility; the business cycle is not dead. Continued cyclical behavior will provide a basis for success even if the longer term equilibrium level of the economy’s real rate--due to a reduced real growth potential--is lower. While panic buying can move rates dramatically for short time periods, rate behavior over time in driven by the business cycle.

The Centre Active U.S. Treasury Fund is intended to serve as a core fixed income investment. Over time, it is intended to provide the same yield as the Treasury market with attractive diversification benefits. In addition to its wealth accumulation and diversification objectives, the strategy readily accommodates both systematic and unforeseen cash needs, given the liquidity of the Treasury market. Furthermore, the utilization of Treasury securities within asset allocation provides attractive diversification properties, as the correlation8 between Treasury market returns and those of the U.S. equity market is, historically, negative during recession related “bear” equity markets.

[8]	In the world of finance, a statistical measure of how two securities move in relation to each other. Correlations are used in advanced portfolio management.

14	centrefunds.com

Centre Active U.S. Treasury Fund	Manager Commentary

March 31, 2016 (Unaudited)

ASSET TYPE WEIGHTINGS
As a percentage of Net Assets

Government Bond	91.69%
Cash and Cash Equivalents	8.31%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH MARCH 31, 2016

This line graph assumes an initial investment of $10,000 at January 21, 2014, the Fund’s inception date, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund versus the Barclays Capital U.S. Treasury Index. Unlike the Fund, an index is not available for investment and is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED MARCH 31, 2016

	1 Month	3 Month	YTD	1 Year	Since Inception (January 21, 2014) Annualized
Centre Active U.S. Treasury Fund – Investor Class	‐0.67%	3.89%	3.89%	3.48%	2.49%
Centre Active U.S. Treasury Fund – Institutional Class	‐0.57%	4.07%	4.07%	3.87%	2.78%
Barclays Capital U.S. Treasury Index	0.16%	3.20%	3.20%	2.39%	3.83%

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Barclays Capital U.S. Treasury Index – includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. You cannot invest directly into an index.

Semi-Annual Report | March 31, 2016	15

Centre Active U.S. Tax Exempt Fund	Manager Commentary

March 31, 2016 (Unaudited)

Performance & Strategy Summary

For the six month period ended March 31, 2016, the Centre Active U.S. Tax Exempt Fund, Institutional Share Class, delivered a total return of 2.4 percent; the Investor Share Class delivered a total return of 2.3 percent. The Fund commenced operations on March 18, 2015.

The Fund’s investment objective is to maximize investors’ total return through capital appreciation and current income exempt from federal income tax through investment in a portfolio consisting primarily of federally tax exempt obligations of state and local governments in the U.S. and their political subdivisions, agencies, and instrumentalities. The Fund attempts to preserve principal and to enhance return by adjusting the portfolio’s duration, which is its sensitivity to interest rate changes. The Fund pursues this objective by using an active interest rate risk management strategy that aims to capture general cyclical interest rate trends while allowing for the potential to benefit from short‐term deviations. We adjust the portfolio’s duration based on a monthly assessment of the likely change in interest rates.

The Fund currently, as well as historically, has a strong orientation toward high quality municipal securities with over 80 percent of the portfolio rated AAA. This orientation allows us to better manage credit spread risk and to facilitate duration management through the use of U.S. Treasury based futures contracts. A number of the Fund’s holdings are pre‐refunded using U.S. Treasury securities. The Fund maintains a high quality bias in an effort to avoid losses from price declines associated with credit downgrades or outright defaults. Based on default data through 2014, no security rated Aaa by Moody’s1 has defaulted in the prior 10 years and only 0.01 percent of securities rated Aa have defaulted over the same time period.

This quality bias has generally kept of the Fund shielded from hospital and airport related issues and out of the issues of many of the states with the largest debt issuance. Many of these states have been plagued with a loss of tax revenue as both businesses and individuals have moved to states with lower tax rates, less regulatory involvement in business activity and where tort reform has taken place or was never needed. Many of these states also face significant problems with the underfunded status of their pension and health care obligations. A monthly review of the portfolio’s duration provides the opportunity to capture not only the cyclical trend in rates but also the deviations away from the trend that invariably occur. In selecting investments for the Fund, our fundamentally‐driven active duration management includes, in certain market environments, using exchange traded futures contracts on bond indices or U.S. Treasury notes and bonds. These contracts have a long history of use in risk management. As a result, we believe Treasury based futures provide a low cost, tax‐advantaged means of managing interest rate risk, leaving the portfolio’s core municipal security holdings in place to generate federal tax‐free income. The performance of the portfolio is intended to reflect this income as well as any change in value experienced by our duration adjustments. Our goal in managing the Fund is to provide the tax‐advantaged cash flow desired by investors while seeking to meet, to some extent, investors’ goals for wealth accumulation through our focus on total return. Getting a contribution to wealth accumulation from a portfolio’s fixed income allocation has, in our view, become increasingly important as the average age of the U.S. population continues to increase.

Market Review & Outlook

With the re‐establishment of the longer term relationship, a positive correlation of roughly 0.7‐‐1.0 being “perfect”‐‐between Treasury market returns and municipal market returns, yield changes in investment grade municipal bond market yields reflect, to a large degree, changes in U.S. Treasury yields. This relatively close correlation of returns across the two markets helps explain changes in Municipal bond rates and better facilitates the use of Treasury based futures contracts in managing the portfolio’s duration. Interest rate changes in the Treasury market are driven primarily by real growth, the demand for loans, and inflation expectations. Investors expect bond yields to provide a degree of defense against higher future prices. Our discipline (the Interest Rate Scorecard) utilizes indicators of growth, inflation expectations and market price based measures of current bond market valuation. The valuation measures are intended to reflect the investor psychology that drives market prices too far at both peaks and troughs.

In the six month period ended March 31, 2016, real growth (GDP adjusted for inflation) at 1.4 percent during the fourth quarter of 2015 disappointed as it came in below current estimates of the U.S. economy’s growth potential. Less than stellar growth seemed to reflect, in part, hesitancy on the part of businesses to invest in new facilities. This hesitancy could reflect uncertainty about the sustainability of the recovery, the current business tax environment, and weak demand from the U.S.’ main trading partners. The Institute for Supply Management (ISM) Report on Business for Manufacturing2 actually indicated the manufacturing sector was in contraction during most of the six month time period. And, while consumer spending continued to support overall growth it also subsided somewhat in the year’s last quarter.

[1]
An independent, unaffiliated research company that rates fixed income securities. Moody's assigns ratings on the basis of risk and the borrower's ability to make interest payments. Aaa - highest grade, best quality issuer, lowest risk. Aa is the next highest grade.

[2]
The ISM Manufacturing Index is an index based on surveys of more than 300 manufacturing firms by the Institute of Supply Management. The ISM Manufacturing Index monitors employment, production inventories, new orders and supplier deliveries. A composite diffusion index is created that monitors conditions in national manufacturing based on the data from these surveys.

16	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Manager Commentary

March 31, 2016 (Unaudited)

While the data for real GDP and the manufacturing sector were troubling, other growth related data were more positive. Labor force activity continued to improve with new hiring at a pace‐‐200,00 per month on average‐‐that in our view is likely to, at least for a short period, carry the unemployment rate below its sustainable level (NAIRU) of 5 percent. It actually dipped to 4.9 percent at one point before moving marginally higher to 5 percent in the March 2016 reporting period. Additionally, residential building and new home construction, continued to improve though it remains below the “bubble” rate that preceded the “Great Recession”. New car sales reached a record level in 2015 and the pace of sales in early 2016 looks strong. Finally, real disposable income grew at a healthy clip in early 2016 though much of it was used for saving or debt reduction rather than for spending. These positive factors, primarily labor force activity, were the basis for the decision on the part of the Federal Reserve’s Open Market Committee (FOMC) to begin the process of policy normalization. The Fed began the process with the initial increase of 25 basis points in the target for the federal funds rate which had been at its “zero lower bound” for an extended time period.

On the inflation front, the Federal Reserve’s preferred gauge‐‐the price deflator for personal consumption expenditures less food and energy (so‐ called “core” inflation)‐‐continues at a run rate below the Fed’s 2 percent target. Research provided to FOMC members argued that a strong U.S. dollar and the significant decline in energy prices were major contributors to the slow pace of inflation as they found their way into the production costs of “core” goods and services. While the length of time required for these factors to reverse and for inflation to move toward the Fed’s target remains a question for policy makers, the view was that the impact of these factors on inflation was transitory. Not surprisingly, inflation expectations, whether Survey or market based, remained well anchored and “too low”‐‐below 2 percent. Fed Chair Janet Yellen commented in various testimonies and speeches that, given the importance of expectations in the actual inflation outcome, Federal Reserve policy must be aimed at moving expectations above current levels.

Low inflation expectations kept down the inflation premium in nominal yields. However, rates exhibited volatile behavior‐‐the yield on the benchmark Constant Maturity 10‐year U.S. Treasury fluctuated between 1.6 and 2.4 percent‐‐as investors tried to sort out both the growth related data and the likely future path of monetary policy. Historically, there has been a positive and statistically significant correlation between the federal funds rate and the 10‐year U.S. Treasury note yield though it is not clear whether this correlation reflects a market reaction to Fed tightening or Fed validation of existing rate levels or causality running in both directions.

The Interest Rate Scorecard we use reflected the mixed messages from both the data and the Fed and was generally market neutral during the period, earning the portfolio’s current yield when no clear trend in rates had been identified. However, the Scorecard did indicate opportunities to be both negative and positive on the near‐term outlook for bond prices during the six months.

Looking forward it seems likely that the U.S. economy will continue to grow at least for a while, that the real rate which serves as the base3 for the nominal rates observed in the market place may be lower than its historical average, that inflation will begin to accelerate toward the 2 percent target rate, and that monetary policy will continue to be difficult to assess. Regarding growth, the economic trough or low point of the “Great Recession” is dated by the (NBER) at June of 2009. So, this recovery is now “long in the tooth” based on historical averages. However, research focused on the relation between the likelihood of a recession and the length of the preceding recovery is consistent with the view that no relationship exists. Economic research over the years has offered many explanations as to why a business cycle might occur but the length of the recovery is not one of them‐‐recoveries don’t wear out.

In assessing the economy’s current health‐‐the base for future growth‐‐the strength of labor market activity as measured by the official unemployment rate has been called into question. It has been suggested that it is artificially low because of the number of discouraged workers who have dropped out of the labor force and are no longer actively seeking a job and by those who are working part time because full time employment is not available. The seemingly slow pace of wage growth has also been identified as evidence that all is not well on the labor front. If labor force activity is in fact weaker than indicated, the U.S. economy might be more susceptible to a shock and might be pushed back into recession.

Currently, however, the momentum component of the Labor Market Conditions Index at the Kansas City Federal Reserve Bank is positive‐‐above its long term level. It reflects, in part, claims for unemployment insurance that have remained below 300,000‐‐a key level for labor market health‐‐for the longest period since 1973. The level component of the index is only marginally below its long term average and a major positive contributor to it recently has been the willingness of individuals to leave an existing job in search of a better opportunity‐‐a sign of worker confidence. Additionally, changes in the Richmond Fed’s Non‐Employment index‐‐designed to capture the effect of labor force reentry‐‐is consistent with the direction of labor market improvement indicated by the official unemployment rate. Furthermore, the U6 unemployment rate4, which tracks those marginally attached to the labor force as well as those able to find only part time work has now fallen below 10 percent. While above its pre‐crisis unemployment level of about 8 percent, it has declined steadily from its recession peak level of over 17 percent. A trade‐off between the official unemployment rate and the U6 could actually be a positive for growth if it occurred as a result of “discouraged workers” again having the confidence to become “job seekers”.

[3]
The economist Irving Fisher posited (the Fisher Equation) that the interest rate (observed in the fixed income market) equals the real rate plus an inflation premium. This relationship provides the conceptual framework for the Interest Rate Scorecard

[4]
This number reflects the government’s “U-6” report, which accounts for the full unemployment picture including those “marginally attached to the labor force,” plus those “employed part time for economic reasons.”

Semi-Annual Report | March 31, 2016	17

Centre Active U.S. Tax Exempt Fund	Manager Commentary

March 31, 2016 (Unaudited)

Disaggregating data on wage growth suggests that the overall “slowness” may well be attributable, at least in part, to the changing composition of employment. High wage earners did not experience the same degree of unemployment as low wage earners in the recession. As new jobs have been created and lower paid employees have again found work, the impact has been a slower pace of wage growth than might have been anticipated by the pace of hiring and the short term Phillips curve relationship between labor force demand and wage growth. So, while unemployment might be overstated, the labor market seems healthy and continues to improve suggesting that at least for now positive growth will likely continue.

However our glasses are not “rose colored” and there are certainly areas of concern. Resources‐‐both labor and capital—that are now unemployed because of the falloff in activity in the energy patch must be absorbed by other sectors. And, the possibility of a global recession‐‐including the U.S.‐‐can’t be dismissed although we think the likelihood is relatively small. The sector primarily impacted by global demand‐‐the manufacturing sector‐‐now accounts for a relatively small percentage of U.S. GDP. And, the most recent ISM report offered some good news in that, at least for one month, the U.S. manufacturing has returned to expansion from contraction.

From a longer term perspective real interest rates‐‐interest rates adjusted for inflation‐‐are governed by the economy’s growth potential. Potential growth in turn is driven by labor force growth and the productivity of the labor force. The U.S.’ growth potential is being reduced by slower labor force growth. This slowdown is being driven primarily by demographics‐‐the aging of the U.S. population‐‐although there could be some cyclical effect‐‐discouraged workers‐‐as well. There are also concerns about the slow pace of productivity growth in recent years. In his recently published book The Rise and Fall of American Growth Economist Robert Gordon has argued that American growth will likely be at a reduced pace going forward as the benefits of existing technology have been exploited. Others have argued however, that the seeming slowdown is illusory because the current methodology for measuring productivity is flawed and that current living standards are not consistent with the slowdown hypothesis. And, still others have argued that the cycle for the exploitation of information related technological advancement in the production process takes longer than many people expected and that big returns will be forthcoming over the next several years.

Finally, while the magnitude of the impact is an issue, there is a view, popularized most recently by the academic authors Reinhart and Rogoff and outlined earlier by Fisher and Minsky, that recessions exacerbated by financial crises can have relatively long lasting effects on economic performance. This hypothesis has recently been examined by Michael Redmond and William Van Zandweghe “The Lasting Damage from the Financial Crisis to U.S. Productivity”. The solution‐‐better measurement or confirmation of an actual slowing‐‐is important as the long term real rate of interest reflects potential growth and serves as a basis for Fed policy.

Various economists including Vasco Curdia and John Williams of the San Francisco Federal Reserve Bank have studied the implications of the slowdown in potential growth as well as other factors such as global risk aversion, the global savings glut and “shock factors” like the financial crisis on the “natural or neutral rate of interest”. This concept, introduced by the economist Knut Wicksell in the late 1800s, is the real rate of interest that is consistent with full employment and price stability. It is the target in real‐‐inflation adjusted‐‐terms at which the Fed should aim in setting the target level for the federal funds rate‐‐the basis for transmitting monetary policy to the economy. The research generally indicates that the natural rate is not constant‐‐as assumed by John Taylor in formulating his Taylor Rule for Fed policy guidance, has probably declined over time with the decline in the economy’s potential growth rate, and can be affected in the short run by cyclical factors.

Janet Yellen has commented on the need for caution in the policy normalization process because of uncertainty as to the level of the natural rate‐‐ it is not observable and must be estimated‐‐to avoid taking an overly restrictive policy stance and cutting short the recovery. Looking forward, it appears that the natural rate is increasing‐‐the U.S. economy is not in a state of secular stagnation‐‐and that a reasonable forecast may be in the 3.5 to 4 percent (with inflation) range over the next two years. While somewhat less than its historical average, this level would indicate considerable further tightening and that significantly higher longer term yields lie ahead.

Regarding inflation, while monetary policy makers continue to pay lip service to Milton Friedman’s assertion that the lags between changes in monetary policy and the resulting impact on economic conditions and inflation are “long and variable”, an emphasis in policy deliberations remains on being “data dependent”. Given the uncertainties surrounding discouraged workers, the headwinds from the strong dollar and weak growth overseas, well anchored inflation expectations and the uncertainty regarding the natural or neutral rate of interest rate, data dependency likely implies that the Fed will wait until it sees both overheating in the labor market and the “whites of inflations eyes” before making significant tightening moves. Further, research on optimal policy responses suggests that overshooting of the inflation target may be optimal in speeding the removal of any remaining slack in the economy.

At least one proponent of such an optimal policy estimates that any remaining slack in the economy could be eliminated by 2016 yearend if the Fed were willing to experience an inflation rate above its target. Given a willingness to conduct policy in this fashion and the momentum in inflation once the process has begun, it seems likely that inflation could move beyond the Fed’s two percent target, exerting upward pressure on inflation expectations and ultimately, through the inflation premium, interest rates. It is important to note that while the Fed can control the front end of the yield curve, rates, starting at about the 2‐year maturity, move on changing expectations of growth and inflation. An increase in inflation expectations would likely result in the general cyclical interest rate trend increasing.

18	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Manager Commentary

March 31, 2016 (Unaudited)

Regarding monetary policy assessment, the Fed has started down the path of policy normalization and is unlikely to backtrack barring negative growth‐‐Yellen also ruled out a policy of negative rates in the U.S. Additionally she has stated that the FOMC should not be constrained by a fixed rule or policy guide such as the Taylor Rule. Without a clear policy rule or guide such as the Taylor Rule it will be difficult for investors to know how the concerns about growth overseas, the strength of the dollar, global financial market volatility and avoiding asset price bubbles interact with the Fed’s dual mandate of maximum employment and price stability. Some evidence of this difficulty is provided by the changing probabilities assigned to further tightening moves this year by the federal funds futures’ market. These probabilities have fluctuated significantly but two more installments seem probable at this point. However, the current lack of policy clarity will likely produce continued rate volatility as investors attempt to sort out both the message in the data and the Fed’s policy response. This volatility would likely increase the potential opportunities for the Fund to benefit from short‐term deviations in interest rates.

Assuming continued recovery, an upward trajectory in rates is to be expected. However the trend will not be smooth and there will be opportunities to profit from neutral as well as bullish calls. Our investment discipline is intended to identify risks and opportunities from any trend and deviations in rate behavior utilizing measures of real growth, of inflation expectations, of current market valuation and of the course of Fed policy changes. It is intended to preserve capital in periods of significant rate increases by decreasing duration but with the flexibility to extend duration or re‐enter the market when our discipline suggests lower rates are likely.

What is relevant to the potential success of our discipline is that interest rates continue to exhibit cyclical volatility‐‐that the business cycle is not dead. Continued cyclical behavior will provide a basis for success even if the longer term equilibrium level of the economy’s real rate‐‐due to a reduced real growth potential‐‐is lower. While panic buying can move rates dramatically for short time periods, rate behavior over time is driven by the business cycle. We believe municipal rates will move higher as Treasury yields rise especially as the normal relationship‐‐correlation‐‐between the two markets has been reestablished. And, since the municipal bond yield curve rarely inverts, the ability to hedge against rising rates through the use of Treasury based futures should allow the Fund’s yield to continue to benefit from the risk premium available from longer maturity holdings.

As noted above, the Fund currently, as well as historically, has a strong orientation toward high quality municipal securities with over 80 percent of the portfolio rated AAA. One additional benefit to the high quality bias may come from bank regulatory changes that allow banks to use holdings of municipal bonds in meeting their capital requirements. While the Federal Reserve currently opposes this proposition many in Congress are in support. A compromise might be to allow only highly rated municipals for use in meeting capital requirements.

The Centre Active U.S. Tax Exempt Fund is intended to serve as a core fixed income investment. It is designed to help manage the risk of loss of value from rising rates while continuing to provide federal tax‐free cash flow. Additionally, its design allows for increased exposure and enhanced return as rates experience downward deviations from a rising trend or when the economy moves back into contraction. Our emphasis on investing in higher quality obligations is intended to better control default risk, as the next contraction impacts revenue collection negatively. Finally, we believe the potential return from successfully managing interest rate exposure will likely outweigh any return pick‐up from holding higher yield lower quality bonds.

Semi-Annual Report | March 31, 2016	19

Centre Active U.S. Tax Exempt Fund	Manager Commentary

March 31, 2016 (Unaudited)

SECTOR WEIGHTINGS
As a percentage of Net Assets

General Obligation	56.28%
Prerefunded Issues	19.46%
Revenue Bonds	16.08%
Cash and Cash Equivalents	8.18%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH MARCH 31, 2016

This line graph assumes an initial investment of $10,000 at March 31, 2006, and that any dividends and distributions are reinvested. The Fund’s performance returns quoted for periods prior to 3/18/2015 is that of the Predecessor Fund (while it was managed at International Strategy & Investment Inc.). This graph depicts the performance of the Fund versus the Barclays Capital Pre-Refunded Municipal Bond Index and the Barclays Capital General Obligation Index. Unlike the Fund, an index is not available for investment and is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED MARCH 31, 2016

	1 Month	3 Month	YTD	1 Year	3 Year Annualized	5 Year Annualized	10 Year Annualized	Since Inception* Annualized
Centre Active U.S. Tax Exempt Fund – Investor	‐0.47%	1.77%	1.77%	3.30%	1.63%	3.32%	3.31%	4.77%
Barclays Capital Pre‐Refunded Municipal Bond Index	‐0.18%	0.63%	0.63%	1.31%	1.20%	1.79%	3.13%	2.19%
Barclays Capital General Obligation Index	0.20%	1.51%	1.51%	3.75%	3.25%	5.01%	4.84%	5.88%
Centre Active U.S. Tax Exempt Fund – Institutional	‐0.45%	1.85%	1.85%	3.48%	1.68%	3.47%	–	2.53%
Barclays Capital Pre‐Refunded Municipal Bond Index	‐0.18%	0.63%	0.63%	1.31%	1.20%	1.79%	–	4.00%
Barclays Capital General Obligation Index	0.20%	1.51%	1.51%	3.75%	3.25%	5.01%	–	1.57%

*
Inception date of February 26, 1990 for Investor Class. Inception date of October 7, 2010 for Institutional Class. The Centre Active U.S. Tax Exempt Fund acquired the Managed Municipal Fund, Inc. as of March 17, 2015. From inception through March 17, 2015, the Fund was managed by International Strategy & Investment Inc. Centre Asset Management, LLC has been the Fund’s investment adviser since March 18, 2015.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Barclays Capital General Obligation Index is an index that represents average market-weighted performance of general obligations securities that have been issued in the last five years with maturities greater than one year.

Barclays Capital Pre-Refunded Municipal Index is intended to track the overall performance of the U.S. dollar denominated pre-refunded or escrowed-to-maturity tax-exempt bond market.

The line graph above shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

20	centrefunds.com

Centre Multi-Asset Real Return Fund	Manager Commentary

March 31, 2016 (Unaudited)

Performance & Strategy Summary

For the six month period ended March 31, 2016, the Centre Multi‐Asset Real Return Fund, Institutional Share Class, delivered a total return of 2.6 percent; the Investor Share Class delivered a total return of 2.5 percent.

The Centre Multi‐Asset Real Return Fund is designed to meet investor concerns of future inflationary conditions and increased market volatility with the objective of producing real returns as measured against inflation. The Fund aims to maintain the purchasing power of today’s dollar in nominal terms plus a real return on capital. It is also intended to be relatively well positioned to withstand changes in market environments by having the capability to dynamically change its allocation posture and take defensive positions in an attempt to respond to adverse market, economic, political, or other conditions. The Fund, which is structured as a limited fund of funds that can invest in other registered investment companies (primarily other Centre Funds focused on underlying single asset classes), is an actively managed product that strives to help preserve and enhance purchasing power over a variety of investment environments using a fundamental tactical asset allocation strategy employing multiple asset classes. Under normal market conditions, the Fund will allocate its net assets among broad asset classes, namely the underlying funds focused on U.S., Non‐U.S. Equities, and Fixed Income, plus Commodity‐Linked exchange‐traded notes (ETNs) and exchange‐traded funds (ETFs), Real Estate Investment Trusts (“REITs”)1 and ETNs and ETFs with returns linked to REIT Indexes, and Cash Equivalents in an effort to maximize inflation‐adjusted returns. Under volatile market conditions and when the potential for large drawdowns is highest, the Fund may adopt the posture of capital preservation with a significant tactical allocation to cash equivalents.

In summary, we monitor the Fund’s allocations and may modify weights based on our view of current market, inflation, and economic conditions, as well as our overall investment approach. More specifically, the principal inputs in the Fund’s asset allocation decisions are derived from our fundamental and proprietary determination of the implied equity risk or market premium, which is the expected excess return that the overall stock market provides over a risk‐free rate. This is designed to show the relative valuation of more risky assets versus the “risk free” alternative, intermediate term U.S. Treasury bonds. The equity risk premium (high or low) and its observed directional change are used as the principal inputs in our process. The secondary inputs comprise consumer price index (CPI) trends and trends in inflation proxies such as currency and commodity prices. Lastly, historical data and forecasts of volatility for all asset classes are included.

For the six month period ended March 31, 2016, U.S. equities as an asset class contributed positively to the Fund’s return, as did Gold Linked ETF Securities. Non‐U.S. Equities and, in particular, non‐precious metal oriented Commodity‐Linked Securities as asset classes performed poorly over the period as they were negatively impacted by a strengthening U.S. dollar and concerns over global economic growth, particularly in heavy resource consuming foreign economies, most notably in the emerging markets.

Market Review & Outlook

Our process in managing the Fund remains flexible and allows us to opportunistically shift emphasis to each of the various asset classes as conditions warrant based upon the ability for each asset class to perform best during particular market environments. For example, during the period we maintained our zero exposure to all industrial, non‐precious metal Commodity‐Linked securities and tactically added to U.S. equities after their early 2016 correction. In general, incorporating asset classes such as Commodity‐Linked ETNs and ETFs, Real Estate Investment Trusts, and ETNs and ETFs with returns linked to REIT Indexes, that are sometimes inversely or less correlated to U.S. stocks and bonds held within more traditional balanced funds, should offer enhanced diversification benefits and the ability to take advantage of the changes in asset class performance that may take place with changes in different inflationary or deflationary environments. The Fund is designed to help reduce the level of risk that comes from concentrating in a single asset class. Additionally, we aim to emphasize asset classes we believe are poised to perform best based on our understanding of how different asset classes respond to the level of inflation or deflation and changes in economic conditions. The result is a broadly diversified portfolio that could be viewed as a core flexible balanced type holding or as a complement to existing equity or fixed income strategies. Also, given that certain historical correlations between asset classes tend to change, particularly during periods of market stress, the Fund is able to take defensive positions in an attempt to respond to adverse market, economic, political, or other conditions when deemed tactically prudent.

We continue to see competing inflationary and deflationary forces in a “tug of war”, namely ultra‐accommodative monetary policy now in its eighth year on one hand and aging demographics with the baby booming generation just beginning to retire in earnest on the other hand, respectively. We think the longer‐term risk of inflation is higher than it has been in quite some time. However we also recognize that shorter and intermediate‐term market signals such as an appreciating U.S. dollar, economic weakness globally and slack industrial capacity have given deflationary pressures the upper hand and will continue to do so for the foreseeable future. The irony is that we expect inflation to increase only after a sustained period of deflation which may result in a change in central bank and fiscal policies that target nominal growth rather than real growth due to continued underwhelming levels of productivity, with, perhaps, a near abandonment of inflation stability.

[1]	REITs may receive special tax treatment and typically offer investors high yields, as well as a relatively liquid method of investing in real estate.

Semi-Annual Report | March 31, 2016	21

Centre Multi-Asset Real Return Fund	Manager Commentary

March 31, 2016 (Unaudited)

Since the 2008 financial crisis, investors have experienced a prolonged period of abnormally low interest rates. Since 2010, the expectation was that rates would revert back to more normal levels, once the financial and housing crisis had passed. In 2011 and 2012, the conviction was that it was central banking policy that was keeping rates low, and that once banks stopped or slowed down quantitative easing, rates would rise. In 2013 and 2014, it was easy to blame one crisis or the other (e.g., Greece) for depressed rates. In 2015, the talk shifted to commodity price driven deflation and China’s excess capacity and slowdown being responsible for rates being low. The end result is that with each passing year, the conviction that rates will rise back to what people perceive as normal recedes and the floor below which investors thought rates would never go has become even lower. In fact, last year we saw short term interest rates in at least two currencies (Danish krone, Swiss franc) become negative and this year, the Japanese yen joined the group, with the euro maybe the next currency to breach zero nominal interest rates. When central banks in these currencies strongly signal their intent to drive interest rates to zero and below, their intent is that lower interest rates lead to higher prices for financial assets and more real investment in the economy, either through the mechanism of lower hurdle rates for investments or a weaker currency making businesses more competitive globally. Unfortunately, theory has not yet translated into the applied and it has not worked thus far despite nearly eight years of implementation. That is, as interest rates globally test new lows each year for the last few, we have not seen an explosion in real investment in these countries. However, stock prices have risen but this has not transmitted significant benefits to economies in what is sometimes called a “wealth effect”. Part of the reason for the lack of transmission is that devaluing exchange rate effects from declines in interest rates have been muted by other central banks acting at the same time, i.e., euro versus the yen versus the yuan, etc. From our perspective, negative interest rates are bad news, since they are incompatible with a healthy, growing economy and we’re reminded by central bank actions of the old definition of insanity as trying the same thing over and over, expecting a different outcome. After nearly eight years of continually lowering interest rates hoping that it will lead to economic expansion, it is time for central banks to perhaps recognize that this lever is not working. By the same token, the very fact that central banks revert back to the interest rate lever every time there is financial market distress or economic indicators when the evidence suggests that it has not worked, seems to indicate a sign of desperation, an admission by central banks that they have run out of ideas.

The big concern is that of unintended consequences. Namely, as interest rates hit zero and go lower, there have been many investors, in need of fixed income, who look in high risk places for that income. Investors who chased after high yield bonds, master limited partnerships (MLP) and other high dividend paying entities likely experienced pain starting in 2015. We don’t see this abating. The inconvenient truth is that the long‐term trend of growth is declining globally. The math is simple. Potential labor force growth is likely to average only about ½ percent per year for the foreseeable future, and U.S. labor productivity growth may stay around ½ percent a year, its average for the last five years. These add up to 1 percent potential GDP growth. Actual GDP growth can surpass this level during a cyclical upswing but, more importantly, lower during a cyclical slowdown as we’re experiencing currently. This is a challenging problem, with demographics practically set in stone, and a boost to productivity growth uncertain. Consequently, in our view, after years of abnormally low interest rates and Quantitative Easing (QE)2 attempting to pull demand forward from the future, central banks are increasingly powerless when it comes to the economy itself. They can “print” money, but not economic growth.

If U.S. growth keeps slowing this year, recession risk in 2016 should rise, and the Federal Reserve may revisit negative interest rates as we’ve seen in other areas. Ultimately, only policies that genuinely address the challenges of demographics and productivity have a chance to succeed but we see little likelihood of measures being introduced to address these. The failure of U.S. fiscal policy to stimulate growth has caused dependency on this unprecedented and massive monetary easing and it is unlikely that monetary policy will suddenly transmit growth stimulus to the real economy (as opposed to financial assets) when it has not in the past eight years given the collapse in monetary velocity3.

On the outright deflationary side, in a number of industrialized countries, including the U.S., on the assumption that fertility remains at or close to present levels, populations will start to decline and, in some cases, do so quite rapidly in the near future. The impact on developed societies will likely be decreasing demand for goods and services but increasing pension liabilities. This can be crushing in terms of taxation on younger workers and a potential source of unrest and political disruption. Japan, the pathfinder of this phenomenon as it embraced Western family planning even before Europe and the U.S. and where adult diapers now outsell those for children, shows the debilitative impact from an aging society and need to resort to new radical inflationary macroeconomic policies to combat its ill effects. No developed world country is immune from this significant problem which is just starting to be felt in Europe, the U.S., and elsewhere.

[2]
"Quantitative easing" refers to steps that the U.S. Federal Reserve takes in attempting to boost the country's lagging economy. Historically, the Fed's main tool for spurring growth has been lowering short-term rates. However, QE employs expansionary monetary policy, which involves the purchasing of bonds when the interest rate can no longer be lowered. In September of 2012, the Fed announced its third round of quantitative easing, often abbreviated to "QE3."

[3]
The rate at which money is exchanged from one transaction to another, and how much a unit of currency is used in a given period of time. Velocity of money is usually measured as a ratio of GNP to a country's total supply of money.

22	centrefunds.com

Centre Multi-Asset Real Return Fund	Manager Commentary

March 31, 2016 (Unaudited)

Current market conditions and trends have created a myriad of possible outcomes over the next few years that are likely to contribute to a rise in the level and volatility of long‐term inflation expectations, but only after a sustained period of deflation and, increasingly, recession. This is due to the negative macro circumstances being unlike any in the past and our lack of confidence in the ability of public officials to manage them given the unprecedented fiscal and monetary policy employed thus far and without the expected efficacy as seen in the past. The Centre Multi‐Asset Real Return Fund will attempt to deliver on maintaining investor purchasing power of today’s dollar in nominal terms plus attempt deliver a positive real return on capital by using its tactical flexibility across broad asset classes with the added ability to take defensive positions under volatile market conditions and when the potential for large drawdowns is perceived to be highest.

Semi-Annual Report | March 31, 2016	23

Centre Multi-Asset Real Return Fund	Manager Commentary

March 31, 2016 (Unaudited)

ASSET TYPE WEIGHTINGS
As a percentage of Net Assets

Open-End Funds	99.49%
Cash and Cash Equivalents	0.51%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH MARCH 31, 2016

This line graph assumes an initial investment of $10,000 at October 9, 2012, the inception date, for the Class shares with the longest period of annual returns, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund (Institutional Class) versus the U.S. CPI Urban Consumers NSA Index. Unlike the Fund, an index is not available for investment and is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED MARCH 31, 2016

	1 Month	3 Month	YTD	1 Year	3 Year	Since Inception* Annualized
Centre Multi-Asset Real Return Fund – Investor Class	2.71%	0.66%	0.66%	-2.67%	0.15%	0.01%
U.S. CPI Urban Consumers NSA Index	0.43%	0.68%	0.68%	0.85%	0.76%	1.13%
Centre Multi-Asset Real Return Fund –Institutional Class	2.69%	0.66%	0.66%	-2.42%	0.43%	0.60%
U.S. CPI Urban Consumers NSA Index	0.43%	0.68%	0.68%	0.85%	0.76%	0.83%

*	Inception date of October 9, 2012 for Institutional Class. Inception date of January 22, 2013 for Investor Class. From inception through September 13, 2013, the Fund was managed by Drexel Hamilton Investment Partners, LLC. Centre Asset Management, LLC was appointed as the Fund’s investment adviser on September 14, 2013, which was approved by the Fund’s shareholders on October 31, 2013.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of any taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data please call 855-298-4236.

The U.S. CPI Urban Consumers NSA Index is the annual percentage change in the Consumer Price Index (CPI). The CPI is described as “an unmanaged index that represents the rate of inflation of U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics” in the Prospectus. You cannot invest directly into an index.

The chart above shows the performance of Institutional Class shares only, since the Institutional Class has the longest period of annual returns. The performance of the Investor Class shares will differ from the performance shown because the Investor Class shares have different expenses than the Institutional Class shares.

24	centrefunds.com

Centre Funds	Disclosure of Fund Expenses

March 31, 2016 (Unaudited)

As a shareholder of a series of Centre Funds (each series, a “Fund” and together, the “Funds”), you will incur two types of costs: (1) transaction costs, including any applicable redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2015 and held through March 31, 2016.

Actual Expenses. The first line under each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period 10/01/2015 – 3/31/2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the second line under each class of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/01/15	Ending Account Value 03/31/16	Expense Ratio(a)	Expenses Paid During Period 10/01/15 - 03/31/16 (b)
Centre American Select Equity Fund
Investor Class
Actual	$1,000.00	$1,073.10	1.05%	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	1.05%	$5.30
Institutional Class
Actual	$1,000.00	$1,073.30	0.95%	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	0.95%	$4.80
Centre Global ex-U.S. Select Equity Fund
Investor Class
Actual	$1,000.00	$991.00	1.45%	$7.22
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	1.45%	$7.31
Institutional Class
Actual	$1,000.00	$992.10	1.25%	$6.23
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	1.25%	$6.31
Centre Active U.S. Treasury Fund
Investor Class
Actual	$1,000.00	$1,022.60	0.85%	$4.30
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
Institutional Class
Actual	$1,000.00	$1,024.40	0.60%	$3.04
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03
Centre Active U.S. Tax Exempt Fund
Investor Class
Actual	$1,000.00	$1,022.90	0.95%	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	0.95%	$4.80
Institutional Class
Actual	$1,000.00	$1,024.30	0.70%	$3.54
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	0.70%	$3.54
Centre Multi-Asset Real Return Fund
Investor Class
Actual	$1,000.00	$1,026.00	1.13%	$5.72
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	1.13%	$5.70
Institutional Class
Actual	$1,000.00	$1,026.10	1.00%	$5.12
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	1.00%	$5.10

(a)	Annualized, based on the Fund's most recent fiscal half year expenses less any waivers/reimbursements.
(b)
Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

Semi-Annual Report | March 31, 2016	25

Centre American Select Equity Fund	Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS (96.26%)
Consumer Discretionary (19.30%)
Hotels, Restaurants & Leisure (4.67%)
Carnival Corp.	31,650	$1,670,170
McDonald's Corp.	16,900	2,123,992
Starbucks Corp.	62,670	3,741,399
		7,535,561
Internet & Catalog Retail (4.51%)
Amazon.com, Inc.(a)	12,280	7,289,899

Media (2.61%)
Comcast Corp., Class A	26,490	1,618,009
Walt Disney Co.	26,098	2,591,793
		4,209,802
Multiline Retail (0.96%)
Target Corp.	18,806	1,547,358

Specialty Retail (5.21%)
Home Depot, Inc.	30,397	4,055,871
Lowe's Cos., Inc.	57,525	4,357,519
		8,413,390
Textiles, Apparel & Luxury Goods (1.34%)
NIKE, Inc., Class B	35,250	2,166,818

Total Consumer Discretionary		31,162,828

Consumer Staples (14.52%)
Beverages (3.83%)
Coca‐Cola Co.	35,030	1,625,042
PepsiCo, Inc.	44,519	4,562,307
		6,187,349
Food Products (2.37%)
General Mills, Inc.	60,440	3,828,874

Household Products (6.12%)
Colgate‐Palmolive Co.	42,460	2,999,799
Kimberly‐Clark Corp.	28,230	3,797,217
Procter & Gamble Co.	37,398	3,078,230
		9,875,246
Tobacco (2.20%)
Altria Group, Inc.	33,730	2,113,522
Philip Morris International, Inc.	14,650	1,437,311
		3,550,833
Total Consumer Staples		23,442,302

Energy (1.71%)
Oil, Gas & Consumable Fuels (1.71%)
Exxon Mobil Corp.	33,000	2,758,470

Total Energy		2,758,470

Financials (3.22%)
Banks (3.22%)
Citigroup, Inc.	39,820	1,662,485
JPMorgan Chase & Co.	28,350	1,678,887

	Shares	Value
Financials (continued)
Banks (continued)
Wells Fargo & Co.	38,568	$1,865,148
		5,206,520
Total Financials		5,206,520

Health Care (15.56%)
Biotechnology (4.06%)
Amgen, Inc.	9,713	1,456,270
Celgene Corp.(a)	13,700	1,371,233
Gilead Sciences, Inc.	40,565	3,726,301
		6,553,804
Health Care Equipment & Supplies (3.20%)
CR Bard, Inc.	9,320	1,888,884
Stryker Corp.	30,450	3,266,981
		5,155,865
Pharmaceuticals (8.30%)
Allergan Plc(a)	6,800	1,822,604
Eli Lilly & Co.	43,710	3,147,557
Johnson & Johnson	51,930	5,618,826
Merck & Co., Inc.	22,260	1,177,777
Pfizer, Inc.	55,230	1,637,017
		13,403,781
Total Health Care		25,113,450

Industrials (6.57%)
Aerospace & Defense (1.84%)
Boeing Co.	10,860	1,378,568
General Dynamics Corp.	12,160	1,597,459
		2,976,027
Air Freight & Logistics (2.97%)
CH Robinson Worldwide, Inc.	35,470	2,632,938
United Parcel Service, Inc., Class B	20,400	2,151,588
		4,784,526
Industrial Conglomerates (1.76%)
General Electric Co.	89,330	2,839,801

Total Industrials		10,600,354

Information Technology (23.43%)
Internet Software & Services (7.47%)
Facebook, Inc., Class A(a)	39,110	4,462,451
Google, Inc., Class A(a)	4,990	3,806,871
Google, Inc., Class C(a)	5,085	3,788,071
		12,057,393
IT Services (2.62%)
Mastercard, Inc., Class A	17,710	1,673,595
Visa, Inc., Class A	33,510	2,562,845
		4,236,440
Semiconductors & Semiconductor Equipment (3.19%)
First Solar, Inc.(a)	21,260	1,455,672
NVIDIA Corp.	103,880	3,701,245
		5,156,917
Software (4.72%)
Microsoft Corp.	138,027	7,623,231

26	centrefunds.com

Centre American Select Equity Fund	Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Information Technology (continued)
Technology Hardware, Storage & Peripherals (5.43%)
Apple, Inc.	80,378	$8,760,398

Total Information Technology		37,834,379

Materials (5.84%)
Chemicals (1.98%)
International Flavors & Fragrances, Inc.	28,060	3,192,386

Construction Materials (2.29%)
Vulcan Materials Co.	34,980	3,692,839

Containers & Packaging (1.57%)
Sealed Air Corp.	52,960	2,542,609

Total Materials		9,427,834

Telecommunication Services (2.36%)
Diversified Telecommunication (2.36%)
AT&T, Inc.	47,720	1,869,193
Verizon Communications, Inc.	35,740	1,932,819
		3,802,012
Total Telecommunication Services		3,802,012

Utilities (3.75%)
Electric Utilities (3.75%)
Exelon Corp.	91,480	3,280,473
FirstEnergy Corp.	77,250	2,778,682
		6,059,155
Total Utilities		6,059,155

TOTAL COMMON STOCKS (Cost $117,367,140)		155,407,304

Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS (2.70%)
Puts (2.70%)
S&P 500® Index:
12/16/2016	$1,850.00	750	4,365,000

Total Puts			4,365,000

TOTAL PURCHASED OPTIONS (Cost $5,382,256)			4,365,000

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.99%)
Money Market Fund (0.99%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.27818%	1,601,615	1,601,615

TOTAL SHORT TERM INVESTMENTS (Cost $1,601,615)			1,601,615

	Expiration Date	Exercise Price	Contracts	Value
TOTAL INVESTMENTS (99.95%) (Cost $124,351,011)				$161,373,919
Other Assets In Excess Of Liabilities (0.05%)				73,498
NET ASSETS (100.00%)				$161,447,417

(a)	Non-income producing security.

Common Abbreviations:
Plc - Public Limited Company.
S&P - Standard & Poor's.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2016	27

Centre Global ex-U.S. Select Equity Fund	Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS (93.36%)
ASIA (43.22%)
Australia (0.98%)
Financials (0.98%)
Australia & New Zealand Banking Group, Ltd.	9,780	$175,876

Total Australia		175,876

China (11.62%)
Consumer Staples (2.01%)
Hengan International Group Co., Ltd.	26,040	225,914
Want Want China Holdings, Ltd.	181,530	134,556
		360,470
Financials (4.05%)
China Construction Bank Corp., Class H	239,430	152,781
China Pacific Insurance Group Co., Ltd., Class H	57,990	216,789
China Vanke Co., Ltd., Class H	101,040	247,737
Ping An Insurance Group Co., Class H	22,260	106,460
		723,767
Industrials (1.18%)
Zhejiang Expressway Co., Ltd., Class H	197,000	211,288

Information Technology (4.38%)
NetEase, Inc., ADR	2,140	307,261
Tencent Holdings, Ltd.	23,290	475,567
		782,828
Total China		2,078,353

Hong Kong (5.90%)
Consumer Discretionary (1.11%)
Techtronic Industries Co., Ltd.	50,360	198,977

Financials (0.78%)
China Overseas Land & Investment, Ltd.	42,760	135,324
China Overseas Property Holdings, Ltd.(a)	22,973	3,347
		138,671
Industrials (1.18%)
China State Construction International Holdings, Ltd.	141,160	210,357

Telecommunication Services (1.85%)
China Mobile, Ltd.	29,750	331,542

Utilities (0.98%)
China Gas Holdings, Ltd.	119,060	175,581

Total Hong Kong		1,055,128

India (4.56%)
Energy (1.03%)
Reliance Industries, Ltd., Sponsored GDR(b)(c)	6,030	184,819

Financials (1.59%)
HDFC Bank, Ltd., ADR	4,600	283,498

	Shares	Value
India (continued)
Information Technology (1.94%)
Infosys, Ltd., Sponsored ADR	18,240	$346,925

Total India		815,242

Japan (17.78%)
Consumer Discretionary (6.80%)
Bridgestone Corp.	9,710	362,793
Nippon Television Holdings, Inc.	20,090	331,487
Sony Corp.	11,980	307,949
Sumitomo Electric Industries, Ltd.	17,650	214,695
		1,216,924
Financials (2.12%)
Mitsubishi UFJ Financial Group, Inc.	35,900	166,350
Sumitomo Mitsui Financial Group, Inc.	7,040	213,430
		379,780
Health Care (1.83%)
Astellas Pharma, Inc.	24,590	326,971

Industrials (3.32%)
ITOCHU Corp.	13,990	172,288
Japan Airlines Co., Ltd.	7,832	286,850
Yamato Holdings Co., Ltd.	6,740	134,566
		593,704
Information Technology (1.35%)
Murata Manufacturing Co., Ltd.	2,000	241,148

Telecommunication Services (2.36%)
Nippon Telegraph & Telephone Corp.	9,780	421,284

Total Japan		3,179,811

Singapore (0.59%)
Industrials (0.59%)
ComfortDelGro Corp., Ltd.	48,310	104,659

Total Singapore		104,659

South Korea (1.03%)
Information Technology (1.03%)
Samsung Electronics Co., Ltd.	160	183,561

Total South Korea		183,561

Taiwan (0.76%)
Information Technology (0.76%)
Taiwan Semiconductor Manufacturing Co., Ltd.	27,090	136,359

Total Taiwan		136,359

TOTAL ASIA (Cost $7,593,394)		7,728,989

28	centrefunds.com

Centre Global ex-U.S. Select Equity Fund	Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Taiwan (continued)
Information Technology (continued)
EUROPE (42.46%)
Austria (1.08%)
Materials (1.08%)
voestalpine AG	5,770	$193,064

Total Austria		193,064

Denmark (2.06%)
Health Care (2.06%)
Novo Nordisk A/S	6,787	368,136

Total Denmark		368,136

Finland (1.76%)
Energy (0.77%)
Neste OYJ	4,180	137,556

Industrials (0.99%)
Kone OYJ, Class B	3,685	177,622

Total Finland		315,178

France (8.17%)
Consumer Discretionary (1.34%)
Cie Generale des Etablissements Michelin	2,341	239,558

Health Care (1.25%)
Sanofi	2,770	223,349

Industrials (3.80%)
Safran SA	5,140	359,584
Thales SA	3,650	319,807
		679,391
Information Technology (1.78%)
Cap Gemini SA	3,390	318,551

Total France		1,460,849

Germany (6.37%)
Consumer Discretionary (1.70%)
Daimler AG	3,970	304,341

Consumer Staples (0.76%)
Beiersdorf AG	1,500	135,422

Financials (0.96%)
Muenchener Rueckversicherungs‐Gesellschaft AG in Muenchen	840	170,856

Information Technology (1.47%)
Infineon Technologies AG	18,480	262,960

	Shares	Value
Germany (continued)
Telecommunication Services (1.48%)
Deutsche Telekom AG	14,760	$264,947

Total Germany		1,138,526

Great Britain (6.86%)
Consumer Discretionary (0.89%)
Next Plc	2,060	159,769

Consumer Staples (2.44%)
Unilever NV	9,720	435,613

Industrials (0.93%)
BAE Systems Plc	250	1,827
easyJet Plc	7,550	164,716
		166,543
Materials (0.72%)
Rio Tinto Plc	4,550	127,791

Telecommunication Services (1.88%)
BT Group Plc	53,250	336,896

Total Great Britain		1,226,612

Ireland (1.91%)
Consumer Discretionary (1.00%)
Paddy Power Betfair Plc	1,290	179,964

Materials (0.91%)
Smurfit Kappa Group Plc	6,490	162,469

Total Ireland		342,433

Italy (2.36%)
Financials (2.36%)
Assicurazioni Generali SpA	6,380	94,595
Intesa Sanpaolo SpA	118,430	328,010
		422,605
Total Italy		422,605

Norway (0.72%)
Energy (0.72%)
Statoil ASA	8,220	129,439

Total Norway		129,439

Russia (1.33%)
Energy (0.55%)
NOVATEK OAO, Sponsored GDR(c)	1,090	97,936

Telecommunication Services (0.78%)
Mobile Telesystems OJSC, Sponsored ADR	17,200	139,148

Total Russia		237,084

Semi-Annual Report | March 31, 2016	29

Centre Global ex-U.S. Select Equity Fund	Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Spain (2.32%)
Financials (1.29%)
Banco Bilbao Vizcaya Argentaria SA	34,567	$229,788

Utilities (1.03%)
Iberdrola SA	27,726	184,911

Total Spain		414,699

Sweden (0.57%)
Industrials (0.57%)
Securitas AB, B Shares	6,210	102,885

Total Sweden		102,885

Switzerland (5.90%)
Consumer Staples (2.31%)
Nestle SA	5,530	413,219

Health Care (2.60%)
Roche Holding AG	1,050	258,473
Straumann Holding AG	600	206,854
		465,327
Materials (0.99%)
Givaudan SA	90	176,527

Total Switzerland		1,055,073

Turkey (1.05%)
Energy (1.05%)
Tupras Turkiye Petrol Rafinerileri AS(a)	6,650	187,266

Total Turkey		187,266

TOTAL EUROPE (Cost $7,681,366)		7,593,849

NORTH AMERICA (5.27%)
Canada (2.22%)
Financials (2.22%)
Royal Bank of Canada	3,950	227,587
Toronto‐Dominion Bank	3,940	170,068
		397,655
Total Canada		397,655

Mexico (3.05%)
Consumer Staples (1.09%)
Fomento Economico Mexicano SAB de CV	20,210	194,788

Financials (0.86%)
Grupo Financiero Banorte SAB de CV	26,950	152,726

	Shares	Value
Mexico (continued)
Telecommunication Services (1.10%)
Grupo Televisa SAB	35,800	$196,808

Total Mexico		544,322

TOTAL NORTH AMERICA (Cost $1,116,835)		941,977

SOUTH AMERICA (2.41%)
Brazil (2.41%)
Consumer Staples (1.44%)
Ambev SA	49,300	257,219

Materials (0.97%)
Fibria Celulose SA, Sponsored ADR	20,590	174,603

Total Brazil		431,822

TOTAL SOUTH AMERICA (Cost $556,941)		431,822

TOTAL COMMON STOCKS (Cost $16,948,536)		16,696,637

PREFERRED STOCKS (1.54%)
EUROPE (1.01%)
Germany (1.01%)
Consumer Discretionary (1.01%)
Volkswagen AG	1,410	179,457

Total Germany		179,457

TOTAL EUROPE (Cost $146,459)		179,457

SOUTH AMERICA (0.53%)
Brazil (0.53%)
Financials (0.53%)
Banco Bradesco SA	12,696	95,194

Total Brazil		95,194

TOTAL SOUTH AMERICA (Cost $157,645)		95,194

TOTAL PREFERRED STOCKS (Cost $304,104)		274,651

30	centrefunds.com

Centre Global ex-U.S. Select Equity Fund	Schedule of Investments

March 31, 2016 (Unaudited)

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.88%)
Money Market Fund (3.88%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.27818%	694,077	$694,077

TOTAL SHORT TERM INVESTMENTS (Cost $694,077)			694,077

Value
TOTAL INVESTMENTS (98.78%) (Cost $17,946,717)	$17,665,365
Other Assets In Excess Of Liabilities (1.22%)	217,783
NET ASSETS (100.00%)	$17,883,148

(a)	Non-income producing security.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified  institutional  buyers.  At  March 31, 2016,  these  securities  amount to a value of $184,518 or 0.98% of net assets.

(c)
Securities were purchased pursuant to Regulation S under the  Securities Act of 1933, which exempts securities offered and  sold outside the United States from registration.  Such securities  cannot be sold in the United States without either an effective  registration statement filed pursuant to Securities Act of 1933,  or pursuant to an exemption from registration.  These securities  have been deemed liquid under guidelines approved by the  Fund's Board of Trustees.  At period end, the aggregate market  value of those securities was $282,454, representing 1.58% of  net assets.

Common Abbreviations:
AB - Aktiebolag is the Swedish equivalent of the term corporation.
ADR - American Depositary Receipt.
AG  -  Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
A/S - Aktieselskab is the Danish term for Joint Stock Company.
ASA - Allmennaksjeselskap in the Norwegian term for public limited company.
GDR - Global Depositary Receipt.
Ltd. - Limited.
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OAO - Otkrytoe Aktsionernoe Obschestvo (a Russian open joint stock corporation)
OJSC - Open Joint Stock Company.
OYJ - Osakeyhtio is the Finnish equivalent of a public limited company.
Plc - Public Limited Company.
SA - Generally designates corporations in various countries, mostly those employing the civil law.
SAB - Sociedad Anonima Busatil is the Spanish term used for publicly held company.
SAB de CV - A variable capital company.
SpA - Societa Per Azioni is an Italian shared company.
UFJ - United Financial of Japan.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2016	31

Centre Active U.S. Treasury Fund	Schedule of Investments

March 31, 2016 (Unaudited)

	Principal Amount	Value
U.S. GOVERNMENT BONDS & NOTES (91.69%)
U.S. Treasury Bonds (69.25%)
5/15/2017, 8.750%	$4,000,000	$4,363,436
8/15/2017, 8.875%	4,700,000	5,229,849
8/15/2019, 8.125%	10,956,000	13,565,117
2/15/2020, 8.500%	6,000,000	7,704,372
8/15/2020, 8.750%	10,956,000	14,498,721
2/15/2029, 5.250%	2,989,000	4,107,071
2/15/2043, 3.125%	6,575,000	7,287,335
5/15/2044, 3.375%	6,575,000	7,626,356
Total U.S. Treasury Bonds		64,382,257

U.S. Treasury Notes (22.44%)
1/31/2019, 1.250%	13,347,000	13,500,023
7/31/2019, 1.625%	1,900,000	1,942,268
7/31/2021, 2.250%	2,200,000	2,308,495
11/15/2022, 1.625%	1,500,000	1,511,895
5/15/2024, 2.500%	1,500,000	1,595,918
Total U.S. Treasury Notes		20,858,599

TOTAL U.S. GOVERNMENT BONDS & NOTES (Cost $80,240,558)		85,240,856

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.71%)
Money Market Fund (3.71%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.27818%	3,455,317	3,455,317

TOTAL SHORT TERM INVESTMENTS (Cost $3,455,317)			3,455,317

TOTAL INVESTMENTS (95.40%) (Cost $83,695,875)			$88,696,173
Other Assets In Excess Of Liabilities (4.60%)			4,273,582
NET ASSETS (100.00%)			$92,969,755

FUTURES CONTRACTS
At March 31, 2016, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Depreciation
Fixed Income
Contracts
U.S. 10 Year Treasury Note Future	Short	44	6/21/2016	$(5,737,186)	$(68,133)
U.S. 2 Year Treasury Note Future	Short	169	6/30/2016	(36,968,750)	(132,287)
U.S. 5 Year Treasury Note Future	Short	203	6/30/2016	(24,596,312)	(241,369)
U.S. Treasury Long Bond Future	Short	30	6/21/2016	(4,933,125)	(75,987)
U.S. Ultra Long Term U.S. Treasury Bond Future	Short	61	6/21/2016	(10,524,409)	(155,573)
				$(82,759,782)	$(673,349)

See Notes to Financial Statements.

32	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Schedule of Investments

March 31, 2016 (Unaudited)

Face Amount at Value
	Principal Amount	Value
MUNICIPAL BONDS (91.82%)
General Obligation (56.28%)
Arlington County, VA
8/15/2024, 4.000%	$1,000,000	$1,182,820
City of Arlington, TX
8/15/2025, 5.000%	850,000	1,075,811
Baltimore County, MD
8/1/2022, 4.000%	1,665,000	1,860,021
City of Columbus, OH, Series 1
7/1/2029, 4.000%	500,000	558,135
Dallas Independent School District, TX
2/15/2019, 5.000%	1,000,000	1,116,140
Delaware State, Series A
8/1/2026, 3.000%	1,500,000	1,606,965
Fairfax County, VA, Series A
10/1/2027, 3.000%	2,000,000	2,140,900
Georgia State, Series B
4/1/2025, 4.250%	1,120,000	1,156,747
King County, WA
12/1/2029, 5.000%	1,000,000	1,250,240
Mecklenburg County, NC, Series A
4/1/2030, 3.000%	1,500,000	1,563,735
Montgomery County, MD, Series B
11/1/2027, 5.000%	1,000,000	1,255,840
North Carolina State, Series B
6/1/2026, 5.000%	1,500,000	1,932,390
Ohio State
6/15/2035, 5.000%	2,000,000	2,342,780
Prince George's County, MD, Public Improvements
7/15/2026, 4.125%	2,000,000	2,126,380
City of San Antonio, TX
2/1/2024, 5.000%	750,000	936,773
Texas State, Series E
8/1/2024, 5.000%	765,000	964,183
Wake County, NC, Series A
5/1/2029, 3.000%	2,000,000	2,084,220
Total General Obligation		25,154,080

Prerefunded Issues(a) (19.46%)
Arizona State, Water Infrastructure Finance Authority, Series A, 10/01/19 @ 100
10/1/2021, 5.000%	1,000,000	1,138,290
Louisiana State, Series A, 5/01/19 @ 100
5/1/2024, 5.000%	500,000	561,165
City of Norfolk, VA, Series C, 4/01/21 @ 100
10/1/2027, 5.000%	635,000	753,878
Oregon State, Lottery Revenue, Series A, 4/01/19 @ 100
4/1/2021, 5.000%	1,000,000	1,120,640
Tennessee State, Series A, 5/01/17 @ 100
5/1/2027, 5.000%	1,575,000	1,648,427

	Principal Amount	Value
Prerefunded Issues(a) (continued)
Utah State, Series A, 07/01/21 @ 100
7/1/2023, 5.000%	$1,500,000	$1,793,610
Virginia State, Resources Authority Clean Water Revenue, 10/01/19 @ 100
10/1/2028, 4.500%	1,500,000	1,684,515
Total Prerefunded Issues		8,700,525

Revenue Bonds (16.08%)
Fairfax County, VA, Water Authority Water Revenue
4/1/2027, 4.500%	1,645,000	1,705,322
Gwinnett County, GA, Water & Sewerage Authority, Series A
8/1/2028, 4.000%	2,000,000	2,147,260
New York State, Environmental Facilities Corp.
11/15/2033, 5.000%	1,000,000	1,206,940
Washington, MD, Suburban Sanitation District, Public Improvements
6/1/2026, 3.000%	2,000,000	2,129,600
Total Revenue Bonds		7,189,122

TOTAL MUNICIPAL BONDS (Cost $39,064,929)		41,043,727

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (4.72%)
Money Market Fund (4.72%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.27818%	2,108,377	2,108,377

TOTAL SHORT TERM INVESTMENTS (Cost $2,108,377)			2,108,377

TOTAL INVESTMENTS (96.54%) (Cost $41,173,306)			$43,152,104
Other Assets In Excess Of Liabilities (3.46%)			1,545,687
NET ASSETS (100.00%)			$44,697,791

(a)	Prerefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Semi-Annual Report | March 31, 2016	33

Centre Active U.S. Tax Exempt Fund	Schedule of Investments

March 31, 2016 (Unaudited)

FUTURES CONTRACTS
At March 31, 2016, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Depreciation
Fixed Income
Contracts
U.S. 10 Year Treasury Note Future	Short	72	6/21/2016	$(9,388,123)	$(109,241)
U.S. 2 Year Treasury Note Future	Short	34	6/30/2016	(7,437,500)	(26,614)
U.S. 5 Year Treasury Note Future	Short	98	6/30/2016	(11,874,082)	(118,820)
				$(28,699,705)	$(254,675)

See Notes to Financial Statements.

34	centrefunds.com

Centre Multi-Asset Real Return Fund	Schedule of Investments

March 31, 2016 (Unaudited)

Unrealized
 Face Amount at Value

	Shares	Value
OPEN‐END FUNDS (99.49%)
Centre Active U.S. Treasury Fund, Institutional Class(a)(b)	1,838,260	$19,264,964
Centre American Select Equity Fund, Institutional Class(b)	1,571,288	17,771,265
Centre Global ex‐U.S. Select Equity Fund, Institutional Class(b)	1,969,493	17,843,606

TOTAL OPEN‐END FUNDS (Cost $56,367,094)		54,879,835

7-Day Yield		Shares	Value
SHORT TERM INVESTMENTS (0.11%)
Money Market Fund (0.11%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.27818%	61,630	61,630

TOTAL SHORT TERM INVESTMENTS (Cost $61,630)			61,630

TOTAL INVESTMENTS (99.60%) (Cost $56,428,724)			$54,941,465
Other Assets In Excess Of Liabilities (0.40%)			223,311
NET ASSETS (100.00%)			$55,164,776

(a)	Non-income producing security.
(b)	Affiliated with the Fund, as each is a series of Centre Funds and has the same investment adviser.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2016	35

Centre Funds	Statements of Assets and Liabilities

March 31, 2016 (Unaudited)

	Centre American Select Equity Fund	Centre Global ex- U.S. Select Equity Fund	Centre Active U.S. Treasury Fund	Centre Active U.S. Tax Exempt Fund	Centre Multi- Asset Real Return Fund
ASSETS:
Investments, at value	$161,373,919	$17,665,365	$88,696,173	$43,152,104	$61,630
Investments in affiliates, at value	–	–	–	–	54,879,835
Foreign currency, at value (Cost $–, $5,954, $–, $– and $–, respectively)	–	5,954	–	–	–
Receivable for dividends and interest	129,982	73,866	679,394	512,715	37
Deposit with broker for futures contracts	1,000	940	3,994,635	1,146,420	250,940
Receivable for investments sold	–	141,168	–	–	–
Receivable for shares sold	321	–	–	–	–
Prepaid and other assets	145,215	30,087	15,592	21,335	16,543
Total Assets	161,650,437	17,917,380	93,385,794	44,832,574	55,208,985
LIABILITIES:
Variation margin payable	–	–	167,984	51,094	–
Payable to administrator	17,945	11,111	9,869	6,224	7,302
Payable to transfer agency	9,288	1,917	8,037	3,187	1,898
Payable for shares redeemed	24,108	–	182,070	43,442	–
Payable to investment adviser	63,023	8,242	15,902	6,369	30,346
Accrued 12b-1 fees (Investor Class)	29,292	–	14,966	7,916	–
Payable for custodian fees	3,845	7,111	2,509	1,364	981
Payable for printing	18,010	548	3,868	1,742	–
Payable for legal and audit fees	26,879	2,474	4,860	9,678	419
Payable to trustees	6,091	718	3,624	1,701	1,953
Payable under the Chief Compliance Officer Services Agreement	2,241	265	1,259	600	635
Other payables	2,298	1,846	1,091	1,466	675
Total Liabilities	203,020	34,232	416,039	134,783	44,209
NET ASSETS	$161,447,417	$17,883,148	$92,969,755	$44,697,791	$55,164,776

NET ASSETS CONSIST OF:
Paid-in capital	$122,958,411	$20,838,247	$88,284,205	$42,323,007	$59,550,046
Accumulated net investment income/(loss)	337,908	291,219	(1,141,343)	(153)	1,388,429
Accumulated net realized gain/(loss) on investments and foreign currency transactions	1,128,190	(2,964,527)	1,499,944	650,814	(4,286,440)
Net unrealized appreciation/(depreciation) on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	37,022,908	(281,791)	4,326,949	1,724,123	(1,487,259)
NET ASSETS	$161,447,417	$17,883,148	$92,969,755	$44,697,791	$55,164,776

INVESTMENTS, AT COST	$124,351,011	$17,946,717	$83,695,875	$41,173,306	$61,630

INVESTMENTS IN AFFILIATES, AT COST	–	–	–	–	56,367,094
PRICING OF SHARES
Investor Class
Net Assets	$139,800,853	$4,253	$70,341,561	$37,384,908	$5,005
Shares outstanding	12,384,742	471	6,748,292	3,542,785	550
Net Asset Value, offering and redemption price per share	$11.29	$9.04	$10.42	$10.55	$9.11
Institutional Class
Net Assets	$21,646,564	$17,878,895	$22,628,194	$7,312,883	$55,159,771
Shares outstanding	1,914,391	1,969,494	2,160,109	696,935	6,015,453
Net Asset Value, offering and redemption price per share	$11.31	$9.08	$10.48	$10.49	$9.17

See Notes to Financial Statements.

36	centrefunds.com

Centre Funds	Statements of Operations

March 31, 2016 (Unaudited)

	Centre American Select Equity Fund	Centre Global ex- U.S. Select Equity Fund	Centre Active U.S. Treasury Fund	Centre Active U.S. Tax Exempt Fund	Centre Multi- Asset Real Return Fund
INVESTMENT INCOME:
Interest	$1,177	$257	$1,148,482	$708,886	$–
Dividends	1,507,409	193,141	–	–	63
Dividends from affiliated securities	–	–	–	–	1,794,700
Foreign taxes withheld	–	(16,959)	–	–	–
Total Investment Income	1,508,586	176,439	1,148,482	708,886	1,794,763

EXPENSES:
Investment advisory fees	613,082	91,429	190,030	92,637	152,861
Administration fees	90,465	17,737	51,497	26,902	30,850
Transfer agent fees	35,139	11,281	29,122	14,904	11,307
Custodian fees	9,917	7,450	6,033	3,263	2,852
Legal fees	80,337	6,570	36,412	21,204	19,668
Audit fees	16,305	6,676	5,042	5,917	6,499
Trustees' fees and expenses	15,986	1,790	9,252	4,517	5,298
Recoupment of past fees waived by adviser (Institutional Class)	–	–	–	–	32,143
Registration/filing fees	17,820	7,426	34,364	37,496	7,611
12b-1 fees (Investor Class)	151,296	6,379	91,474	43,675	6
Printing fees	21,903	1,026	6,105	3,615	1,556
Chief Compliance Officer services fees	13,009	1,469	7,541	3,672	4,309
Miscellaneous expenses	13,500	2,404	8,690	3,835	4,420
Total expenses before waivers	1,078,759	161,637	475,562	261,637	279,380
Fees waived/reimbursed by investment adviser (Investor Class) (Note 5)	(211,511)	(10,594)	(76,209)	(41,895)	–
Fees waived/reimbursed by investment adviser (Institutional Class) (Note 5)	(18,160)	(31,656)	(22,835)	(8,950)	–
Net Expenses	849,088	119,387	376,518	210,792	279,380
Net Investment Income	659,498	57,052	771,964	498,094	1,515,383

Net realized gain/(loss) on investments	(2,225,891)	(760,206)	330,086	257,944	(295,733)
Net realized loss on affiliated investments	–	–	–	–	(3,893,848)
Net realized gain on futures contracts	356,225	–	1,189,377	392,884	–
Net realized loss on foreign currencies	–	(334,538)	–	–	–
Net change in unrealized appreciation on investments	12,959,311	898,023	401,230	169,596	252,883
Net change in unrealized depreciation on futures contracts	–	–	(673,349)	(254,675)	–
Net change in unrealized appreciation on affiliated investments	–	–	–	–	3,823,240
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currency transactions	–	1,605	–	–	–
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES	11,089,645	(195,116)	1,247,344	565,749	(113,458)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,749,143	$(138,064)	$2,019,308	$1,063,843	$1,401,925

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2016	37

Centre American Select Equity Fund	Statements of Changes in Net Assets

	For The Six Months Ending March 31, 2016 (Unaudited)	For The Year Ended September 30, 2015
OPERATIONS:
Net investment income	$659,498	$949,078
Net realized gain/(loss) on investments	(2,225,891)	19,440,928
Net realized gain on futures contracts	356,225	–
Net change in unrealized appreciation/(depreciation) on investments	12,959,311	(24,902,193)
Net increase/(decrease) in net assets resulting from operations	11,749,143	(4,512,187)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(279,212)	(1,569,650)
Institutional Class	(37,859)	(244,476)
From net realized gains on investments
Investor Class	(14,442,532)	–
Institutional Class	(1,726,291)	–
Total distributions	(16,485,894)	(1,814,126)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	445,679	8,734,898
Shares issued in reinvestment of distributions	13,913,226	1,549,760
Cost of shares redeemed	(18,414,450)	(61,469,805)
Redemption fees	3	4,462
Acquisition (Note 10)	–	89,192,637
Net increase/(decrease) from capital share transactions	(4,055,542)	38,011,952
Institutional Class
Proceeds from sale of shares	3,669,869	3,769,677
Shares issued in reinvestment of distributions	1,557,127	244,476
Cost of shares redeemed	(208,204)	(2,350,000)
Net increase from capital share transactions	5,018,792	1,664,153
Net increase/(decrease) in net assets	$(3,773,501)	$33,349,792
NET ASSETS:
Beginning of period	165,220,918	131,871,126
End of period*	$161,447,417	$165,220,918
*Including accumulated net investment income/(loss) of:	$337,908	$(4,519)

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	12,703,605	9,609,264
Shares sold	38,505	717,858
Shares issued in reinvestment of dividends	1,237,831	127,030
Shares redeemed	(1,595,199)	(5,072,188)
Acquisition shares (Note 10)	–	7,321,641
Ending Shares	12,384,742	12,703,605
Institutional Class
Beginning shares	1,446,420	1,309,948
Shares sold	346,807	309,141
Shares issued in reinvestment of dividends	138,288	20,022
Shares redeemed	(17,124)	(192,691)
Ending Shares	1,914,391	1,446,420

See Notes to Financial Statements.

38	centrefunds.com

Centre Global ex-U.S. Select Equity Fund	Statements of Changes in Net Assets

	For The Six Months Ending March 31, 2016 (Unaudited) (a)	For The Year Ended September 30, 2015
OPERATIONS:
Net investment income	$57,052	$283,479
Net realized loss on investments	(760,206)	(1,628,568)
Net realized loss on foreign currency transactions	(334,538)	(35,788)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	899,628	(755,627)
Net decrease in net assets resulting from operations	(138,064)	(2,136,504)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	–	(57)
Institutional Class	–	(251,413)
From net realized gains on investments
Investor Class	(57)	(435)
Institutional Class	(239,757)	(1,884,354)
Total distributions	(239,814)	(2,136,259)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	19,540,899	–
Shares issued in reinvestment of distributions	57	492
Cost of shares redeemed	(19,331,644)	–
Net increase from capital share transactions	209,312	492
Institutional Class
Proceeds from sale of shares	19,274,184	6,076,850
Shares issued in reinvestment of distributions	239,757	2,135,767
Cost of shares redeemed	(19,970,100)	(175,000)
Net increase/(decrease) from capital share transactions	(456,159)	8,037,617
Net increase/(decrease) in net assets	$(624,725)	$3,765,346
NET ASSETS:
Beginning of period	18,507,873	14,742,527
End of period*	$17,883,148	$18,507,873
*Including accumulated net investment income of:	$291,219	$234,167

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	465	415
Shares sold	1,992,953	–
Shares issued in reinvestment of dividends	6	50
Shares redeemed	(1,992,953)	–
Ending Shares	471	465
Institutional Class
Beginning shares	1,996,005	1,271,210
Shares sold	1,978,440	526,135
Shares issued in reinvestment of dividends	25,105	216,609
Shares redeemed	(2,030,056)	(17,949)
Ending Shares	1,969,494	1,996,005

(a)	Prior to January 28, 2016, the Centre Global ex-U.S. Select Equity Fund was named the Center Global Select Equity Fund.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2016	39

Centre Active U.S. Treasury Fund	Statements of Changes in Net Assets

	For The Six Months Ending March 31, 2016 (Unaudited)	For The Year Ended September 30, 2015
OPERATIONS:
Net investment income	$771,964	$750,875
Net realized gain/(loss) on investments	330,086	(2,480,920)
Net realized gain/(loss) on futures contracts	1,189,377	(402,747)
Net realized gain on foreign currency transactions	–	261,235
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(272,119)	3,598,106
Net increase in net assets resulting from operations	2,019,308	1,726,549
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	–	(35,014)
Institutional Class	–	(97,951)
From net realized gains on investments
Investor Class	–	(39)
Institutional Class	–	(135,949)
Total distributions	–	(268,953)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	3,375,998	5,773,839
Shares issued in reinvestment of distributions	–	24,360
Cost of shares redeemed	(14,393,059)	(28,287,015)
Acquisition (Note 10)	–	101,150,828
Net increase/(decrease) from capital share transactions	(11,017,061)	78,662,012
Institutional Class
Proceeds from sale of shares	1,448,327	4,869,358
Shares issued in reinvestment of distributions	–	233,564
Cost of shares redeemed	(921,365)	(850,447)
Acquisition (Note 10)	–	2,549,297
Net increase from capital share transactions	526,962	6,801,772
Net increase/(decrease) in net assets	$(8,470,791)	$86,921,380
NET ASSETS:
Beginning of period	101,440,546	14,519,166
End of period*	$92,969,755	$101,440,546
*Including accumulated net investment loss of:	$(1,141,343)	$(1,913,307)

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	7,838,728	500
Shares sold	330,967	573,625
Shares issued in reinvestment of dividends	–	2,419
Shares redeemed	(1,421,403)	(2,809,405)
Acquisition shares (Note 10)	–	10,071,589
Ending Shares	6,748,292	7,838,728
Institutional Class
Beginning shares	2,109,447	1,438,198
Shares sold	139,102	479,259
Shares issued in reinvestment of dividends	–	23,192
Shares redeemed	(88,440)	(84,372)
Acquisition shares (Note 10)	–	253,170
Ending Shares	2,160,109	2,109,447

See Notes to Financial Statements.

40	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Statements of Changes in Net Assets

	For The Six Months Ending March 31, 2016 (Unaudited)	For The Period November 1, 2014 through September 30, 2015(a)(b)
OPERATIONS:
Net investment income	$498,094	$1,041,846
Net realized gain on investments	257,944	1,080,738
Net realized gain on futures contracts	392,884	43,350
Net change in unrealized depreciation on investments and futures contracts	(85,079)	(1,364,945)
Net increase in net assets resulting from operations	1,063,843	800,989
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(411,027)	(883,886)
Institutional Class	(87,925)	(155,566)
From net realized gains on investments
Investor Class	(805,582)	–
Institutional Class	(154,718)	–
Total distributions	(1,459,252)	(1,039,452)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	687,917	2,673,995
Shares issued in reinvestment of distributions	888,025	583,016
Cost of shares redeemed	(4,985,972)	(23,785,654)
Net decrease from capital share transactions	(3,410,030)	(20,528,643)
Institutional Class
Proceeds from sale of shares	71,712	16,000
Shares issued in reinvestment of distributions	189,729	115,915
Cost of shares redeemed	(350,679)	(610,219)
Net decrease from capital share transactions	(89,238)	(478,304)
Net decrease in net assets	$(3,894,677)	$(21,245,410)
NET ASSETS:
Beginning of period	48,592,468	69,837,878
End of period*	$44,697,791	$48,592,468
*Including accumulated net investment income/(loss) of:	$(153)	$705

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	3,863,475	5,795,267
Shares sold	64,892	251,218
Shares issued in reinvestment of dividends	85,005	54,873
Shares redeemed	(470,587)	(2,237,883)
Ending Shares	3,542,785	3,863,475
Institutional Class
Beginning shares	705,177	750,565
Shares sold	6,765	1,511
Shares issued in reinvestment of dividends	18,262	10,974
Shares redeemed	(33,269)	(57,873)
Ending Shares	696,935	705,177

(a)
Centre Active U.S. Tax Exempt Fund is the successor to Managed Municipal Fund, Inc. (the "Acquired Fund") through a reorganization, the closing date for which was March 17, 2015. The fiscal year end of the Acquired Fund was October 31st. The fiscal year end of the Centre Active U.S. Tax Exempt Fund is September 30th.

(b)
As part of the reorganization, effective the close of business March 17, 2015, Class A shareholders of the Acquired Fund exchanged their shares for Investor Class shares in the Acquiring Fund and Class I shareholders of the Acquired Fund exchanged their shares for Institutional Class shares in the Acquiring Fund.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2016	41

Centre Multi-Asset Real Return Fund	Statements of Changes in Net Assets

	For The Six Months Ending March 31, 2016 (Unaudited)	For The Year Ended September 30, 2015
OPERATIONS:
Net investment income	$1,515,383	$319
Net realized gain/(loss) on investments	(295,733)	119,212
Net realized loss on affiliated investments	(3,893,848)	(77,053)
Capital gain distributions from other investment companies	–	2,017,409
Net change in unrealized appreciation/(depreciation) on investments and affiliated investments	4,076,123	(4,927,045)
Net increase/(decrease) in net assets resulting from operations	1,401,925	(2,867,158)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(7)	(99)
Institutional Class	(94,292)	(1,169,779)
From net realized gains on investments
Investor Class	(92)	(39)
Institutional Class	(1,027,544)	(448,301)
Total distributions	(1,121,935)	(1,618,218)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Shares issued in reinvestment of distributions	99	138
Net increase from capital share transactions	99	138
Institutional Class
Proceeds from sale of shares	3,000	30,730
Shares issued in reinvestment of distributions	1,121,836	1,618,080
Cost of shares redeemed	(1,751,425)	(760,010)
Net increase/(decrease) from capital share transactions	(626,589)	888,800
Net decrease in net assets	$(346,500)	$(3,596,438)
NET ASSETS:
Beginning of period	55,511,276	59,107,714
End of period*	$55,164,776	$55,511,276
*Including accumulated net investment income/(loss) of:	$1,388,429	$(32,655)

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	539	524
Shares issued in reinvestment of dividends	11	15
Ending Shares	550	539
Institutional Class
Beginning shares	6,085,276	5,993,180
Shares sold	330	3,223
Shares issued in reinvestment of dividends	123,143	169,966
Shares redeemed	(193,296)	(81,093)
Ending Shares	6,015,453	6,085,276

See Notes to Financial Statements.

42	centrefunds.com

Centre American Select Equity Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2016 (Unaudited)		For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)		For the Year Ended September 30, 2013		For the Period December 21, 2011 (Inception) to September 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$11.67		$12.08	$10.38		$11.79		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.05		0.07	0.06		0.09		0.07
Net realized and unrealized gain/(loss) on investments	0.79		(0.31)	1.73		0.97		1.72
Total income/(loss) from investment operations	0.84		(0.24)	1.79		1.06		1.79

DISTRIBUTIONS:
Net investment income	(0.02)		(0.17)	(0.09)		(0.18)		–
Net realized gains on investments	(1.20)		–	(0.00	)(c)	(2.29)		–
Total distributions	(1.22)		(0.17)	(0.09)		(2.47)		–
REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 2)	0.00	(d)	0.00 (d)	0.00	(d)	0.00	(d)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.38)		(0.41)	1.70		(1.41)		1.79
NET ASSET VALUE, END OF PERIOD	$11.29		$11.67	$12.08		$10.38		$11.79

Total Return(e)	7.31%		(2.07%)	17.31%		12.30%		17.90%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$139,801		$148,314	$116,045		$129,765		$24,220

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.79	%(f)	0.58%	0.53%		0.88%		0.69	%(f)
Operating expenses excluding reimbursement/waiver	1.34	%(f)	1.33%	1.43%		1.51%		2.32	%(f)
Operating expenses including reimbursement/waiver	1.05	%(f)	1.05%	1.05%		1.06	%(g)	1.25	%(f)

PORTFOLIO TURNOVER RATE	43	%(h)	105%	72%		175%		67	%(h)

(a)	Prior to January 21, 2014, the Centre American Select Equity Fund was named the Drexel Hamilton Centre American Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $(0.005) per share.
(d)	Less than $0.005 per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(f)	Annualized.
(g)	Effective January 11, 2013, the net expense limitation changed from 1.25% to 1.05%.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2016	43

Centre American Select Equity Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2016 (Unaudited)		For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$11.69		$12.08	$11.39
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05		0.08	0.05
Net realized and unrealized gain/(loss) on investments	0.80		(0.30)	0.64
Total income/(loss) from investment operations	0.85		(0.22)	0.69

DISTRIBUTIONS:
Net investment income	(0.03)		(0.17)	–
Net realized gains on investments	(1.20)		–	–
Total distributions	(1.23)		(0.17)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.38)		(0.39)	0.69
NET ASSET VALUE, END OF PERIOD	$11.31		$11.69	$12.08

Total Return(b)	7.33%		(1.89%)	6.06%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$21,647		$16,907	$15,826

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.90	%(c)	0.67%	0.65	%(c)
Operating expenses excluding reimbursement/waiver	1.15	%(c)	1.11%	1.26	%(c)
Operating expenses including reimbursement/waiver	0.95	%(c)	0.95%	0.95	%(c)

PORTFOLIO TURNOVER RATE	43	%(d)	105%	72	%(d)

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

44	centrefunds.com

Centre Global ex-U.S. Select Equity Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2016 (Unaudited) (a)		For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$9.24		$11.59	$12.06
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.00	(c)	0.13	(0.30)
Net realized and unrealized loss on investments	(0.08)		(1.29)	(0.17)
Total loss from investment operations	(0.08)		(1.16)	(0.47)

DISTRIBUTIONS:
Net investment income	–		(0.14)	–
Net realized gains on investments	(0.12)		(1.05)	–
Total distributions	(0.12)		(1.19)	–
NET DECREASE IN NET ASSET VALUE	(0.20)		(2.35)	(0.47)
NET ASSET VALUE, END OF PERIOD	$9.04		$9.24	$11.59

Total Return(d)	(0.90%)		(10.67%)	(3.90%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$4		$4	$5

RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	0.02	%(e)	1.22%	(1.30%	)(e)
Operating expenses excluding reimbursement/waiver	1.87	%(e)	2.06%	2.69	%(e)
Operating expenses including reimbursement/waiver	1.45	%(e)	1.45%	1.45	%(e)

PORTFOLIO TURNOVER RATE	24	%(f)	97%	156	%(f)

(a)	Prior to January 28, 2016, the Centre Global ex-U.S. Select Equity Fund was named the Center Global Select Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2016	45

Centre Global ex-U.S. Select Equity Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2016 (Unaudited) (a)		For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(b)	For the Year Ended September 30, 2013	For the Period December 21, 2011 (Inception) to September 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$9.27		$11.59	$11.85	$11.43	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.04		0.15	0.21	0.20	0.21
Net realized and unrealized gain/(loss) on investments	(0.11)		(1.28)	(0.03)	1.12	1.22
Total income/(loss) from investment operations	(0.07)		(1.13)	0.18	1.32	1.43

DISTRIBUTIONS:
Net investment income	–		(0.14)	(0.14)	(0.21)	–
Net realized gains on investments	(0.12)		(1.05)	(0.30)	(0.69)	–
Total distributions	(0.12)		(1.19)	(0.44)	(0.90)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.19)		(2.32)	(0.26)	0.42	1.43
NET ASSET VALUE, END OF PERIOD	$9.08		$9.27	$11.59	$11.85	$11.43

Total Return(d)	(0.79%)		(10.38%)	1.42%	12.19%	14.30%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$17,879		$18,504	$14,738	$14,526	$11,988

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.86	%(e)	1.46%	1.77%	1.75%	2.06	%(e)
Operating expenses excluding reimbursement/waiver	1.73	%(e)	1.82%	1.95%	2.20%	3.04	%(e)
Operating expenses including reimbursement/waiver	1.25	%(e)	1.25%	1.25%	1.25%	1.25	%(e)

PORTFOLIO TURNOVER RATE	24	%(f)	97%	156%	111%	87	%(f)

(a)	Prior to January 28, 2016, the Centre Global ex-U.S. Select Equity Fund was named the Center Global Select Equity Fund.
(b)	Prior to January 21, 2014, the Centre Global ex-U.S. Select Equity Fund was named the Drexel Hamilton Centre Global Equity Fund.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

46	centrefunds.com

Centre Active U.S. Treasury Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2016 (Unaudited)		For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$10.19		$10.07	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08		0.12	0.00	(b)
Net realized and unrealized gain on investments	0.15		0.13	0.07
Total income from investment operations	0.23		0.25	0.07

DISTRIBUTIONS:
Net investment income	–		(0.05)	–
Net realized gains on investments	–		(0.08)	–
Total distributions	–		(0.13)	–
NET INCREASE IN NET ASSET VALUE	0.23		0.12	0.07
NET ASSET VALUE, END OF PERIOD	$10.42		$10.19	$10.07

Total Return(c)	2.26%		2.48%	0.70%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$70,342		$79,867	$5

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.57	%(d)	1.20%	0.07	%(d)
Operating expenses excluding reimbursement/waiver	1.06	%(d)	0.94%	2.09	%(d)
Operating expenses including reimbursement/waiver	0.85	%(d)	0.85%	0.85	%(d)

PORTFOLIO TURNOVER RATE	2	%(e)	70%	439	%(e)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2016	47

Centre Active U.S. Treasury Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2016 (Unaudited)		For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$10.23		$10.09	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.09	0.02
Net realized and unrealized gain on investments	0.16		0.19	0.07
Total income from investment operations	0.25		0.28	0.09

DISTRIBUTIONS:
Net investment income	–		(0.06)	–
Net realized gains on investments	–		(0.08)	–
Total distributions	–		(0.14)	–
NET INCREASE IN NET ASSET VALUE	0.25		0.14	0.09
NET ASSET VALUE, END OF PERIOD	$10.48		$10.23	$10.09

Total Return(b)	2.44%		2.73%	0.90%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$22,628		$21,573	$14,514

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.82	%(c)	0.94%	0.29	%(c)
Operating expenses excluding reimbursement/waiver	0.81	%(c)	1.01%	1.86	%(c)
Operating expenses including reimbursement/waiver	0.60	%(c)	0.60%	0.60	%(c)

PORTFOLIO TURNOVER RATE	2	%(d)	70%	439	%(d)

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

48	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2016 (Unaudited)		For the Period November 1, 2014 to September 30, 2015(a)(b)		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$10.65		$10.68		$10.57	$11.18	$10.77
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.11		0.19		0.22	0.24	0.27
Net realized and unrealized gain/(loss) on investments	0.13		(0.03)		0.19	(0.56)	0.41
Total income/(loss) from investment operations	0.24		0.16		0.41	(0.32)	0.68

DISTRIBUTIONS:
Net investment income	(0.11)		(0.19)		(0.22)	(0.24)	(0.27)
Net realized gains on investments	(0.23)		–		(0.08)	(0.05)	–
Total distributions	(0.34)		(0.19)		(0.30)	(0.29)	(0.27)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.10)		(0.03)		0.11	(0.61)	0.41
NET ASSET VALUE, END OF PERIOD	$10.55		$10.65		$10.68	$10.57	$11.18

Total Return(d)	2.29%		1.51%		3.95%	(2.90%)	6.34%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$37,385		$41,127		$61,869	$83,371	$110,060

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.11	%(e)	1.90	%(e)	2.09%	2.20%	2.42%
Operating expenses excluding reimbursement/waiver	1.17	%(e)	1.09	%(e)	1.16%	1.04%	0.99%
Operating expenses including reimbursement/waiver	0.95	%(e)	1.03	%(e)(f)	1.16%	1.04%	0.99%

PORTFOLIO TURNOVER RATE	5	%(g)	32	%(g)	6%	13%	17%

(a)	Centre Active U.S. Tax Exempt Fund is the successor to Managed Municipal Fund, Inc. (the "Acquired Fund") through a reorganization, the closing date for which was March 17, 2015. The fiscal year end of the Acquired Fund was October 31st. The fiscal year end of the Centre Active U.S. Tax Exempt Fund is September 30th.
(b)	As part of the reorganization Class A shareholders of the Acquired Fund exchanged their shares for Investor Class shares of the Centre Active U.S. Tax Exempt Fund.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Annualized.
(f)	Effective March 17, 2015, the net expense limitation changed to 0.95%. Prior to this date the Fund did not have an expense cap.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2016	49

Centre Active U.S. Tax Exempt Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2016 (Unaudited)		For the Period November 1, 2014 to September 30, 2015(a)(b)		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$10.59		$10.62		$10.57	$11.19	$10.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.12		0.21		0.24	0.27	0.30
Net realized and unrealized gain/(loss) on investments	0.14		(0.03)		0.14	(0.57)	0.41
Total income/(loss) from investment operations	0.26		0.18		0.38	(0.30)	0.71

DISTRIBUTIONS:
Net investment income	(0.13)		(0.21)		(0.25)	(0.27)	(0.30)
Net realized gains on investments	(0.23)		–		(0.08)	(0.05)	–
Total distributions	(0.36)		(0.21)		(0.33)	(0.32)	(0.30)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.10)		(0.03)		0.05	(0.62)	0.41
NET ASSET VALUE, END OF PERIOD	$10.49		$10.59		$10.62	$10.57	$11.19

Total Return(d)	2.43%		1.74%		3.64%	(2.75%)	6.60%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$7,313		$7,465		$7,969	$7,228	$6,523

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.36	%(e)	2.18	%(e)	2.31%	2.46%	2.66%
Operating expenses excluding reimbursement/waiver	0.94	%(e)	0.84	%(e)	0.92%	0.79%	0.74%
Operating expenses including reimbursement/waiver	0.70	%(e)	0.77	%(e)(f)	0.92%	0.79%	0.74%

PORTFOLIO TURNOVER RATE	5	%(g)	32	%(g)	6%	13%	17%

(a)	Centre Active U.S. Tax Exempt Fund is the successor to Managed Municipal Fund, Inc. (the "Acquired Fund") through a reorganization, the closing date for which was March 17, 2015. The fiscal year end of the Acquired Fund was October 31st. The fiscal year end of the Centre Active U.S. Tax Exempt Fund is September 30th.
(b)	As part of the reorganization Class I shareholders of the Acquired Fund exchanged their shares for Institutional Class shares of the Centre Active U.S. Tax Exempt Fund.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Annualized.
(f)	Effective March 17, 2015, the net expense limitation changed to 0.70%. Prior to this date the Fund did not have an expense cap.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

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Centre Multi-Asset Real Return Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2016 (Unaudited)		For the Year Ended September 30, 2015		For the Year Ended September 30, 2014(a)	For the Period January 22, 2013 (Inception) to September 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$9.06		$9.82		$9.41	$9.54
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.24		(0.03)		(0.02)	(0.09)
Net realized and unrealized gain/(loss) on investments	(0.01)		(0.47)		0.43	(0.04)
Total income/(loss) from investment operations	0.23		(0.50)		0.41	(0.13)

DISTRIBUTIONS:
Net investment income	(0.01)		(0.19)		–	–
Net realized gains on investments	(0.17)		(0.07)		–	–
Total distributions	(0.18)		(0.26)		–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.05		(0.76)		0.41	(0.13)
NET ASSET VALUE, END OF PERIOD	$9.11		$9.06		$9.82	$9.41

Total Return(c)	2.60%		(5.17%)		4.36%	(1.36%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$5		$5		$5	$5

RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	5.34	%(d)	(0.30%)		(0.16%)	(1.01%	)(d)
Operating expenses excluding reimbursement/waiver(e)	1.13	%(d)	1.25	%(f)	1.25%	1.39	%(d)
Operating expenses including reimbursement/waiver(e)	1.13	%(d)	1.25	%(f)	1.25%	1.25	%(d)

PORTFOLIO TURNOVER RATE	76	%(g)	44%		199%	43	%(g)

(a)	Prior to January 21, 2014, the Centre Multi-Asset Real Return Fund was named the Drexel Hamilton Multi-Asset Real Return Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Annualized.
(e)	Excludes Advisory fees of the affiliated funds in which the Fund invests.
(f)	The portion of the ratios of expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements is 1.17%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2016	51

Centre Multi-Asset Real Return Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2016 (Unaudited)		For the Year Ended September 30, 2015		For the Year Ended September 30, 2014(a)	For the Period October 9, 2012 (Inception) to September 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$9.12		$9.86		$9.43	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.25		0.00		0.01	0.50
Net realized and unrealized gain/(loss) on investments	(0.01)		(0.47)		0.42	(0.50)
Total income/(loss) from investment operations	0.24		(0.47)		0.43	–

DISTRIBUTIONS:
Net investment income	(0.02)		(0.20)		–	(0.57)
Net realized gains on investments	(0.17)		(0.07)		–	–
Total distributions	(0.19)		(0.27)		–	(0.57)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.05		(0.74)		0.43	(0.57)
NET ASSET VALUE, END OF PERIOD	$9.17		$9.12		$9.86	$9.43

Total Return(c)	2.61%		(4.88%)		4.56%	0.05%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$55,160		$55,506		$59,103	$56,182

RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	5.45	%(d)	(0.01%)		0.09%	5.37	%(d)
Operating expenses excluding reimbursement/waiver(e)	1.00	%(d)	1.00	%(f)	1.00%	1.24	%(d)
Operating expenses including reimbursement/waiver(e)	1.00	%(d)	1.00	%(f)	1.00%	1.00	%(d)

PORTFOLIO TURNOVER RATE	76	%(g)	44%		199%	43	%(g)

(a)	Prior to January 21, 2014, the Centre Multi-Asset Real Return Fund was named the Drexel Hamilton Multi-Asset Real Return Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Annualized.
(e)	Excludes Advisory fees of the affiliated funds in which the Fund invests.
(f)	The portion of the ratios of expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements is 0.91%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

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Centre Funds	Notes to Financial Statements

March 31, 2016 (Unaudited)

1. ORGANIZATION

Centre Funds (the “Trust”) was organized on March 17, 2011 as a Delaware statutory trust and is registered as an open‐end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to January 17, 2014, the Trust was known as Drexel Hamilton Mutual Funds. The Trust currently offers shares of beneficial interest (“shares”) of Centre American Select Equity Fund (the “American Select Equity Fund”), Centre Global ex‐U.S. Select Equity Fund (the “Global ex‐U.S. Select Equity Fund”), Centre Active U.S. Treasury Fund (the “Treasury Fund”), Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”), and Centre Multi‐Asset Real Return Fund (the “Multi‐Asset Real Return Fund”) (collectively, the “Funds”). The affairs of the Trust are overseen by a Board of Trustees (the “Board” or the “Trustees”). The Declaration of Trust of the Trust permits the Trustees to create additional series of the Trust and share classes.

Information in the accompanying Funds’ financial statements pertain to the Investor Class and Institutional Class shares offered by the Funds. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class‐specific expenses and exclusive rights to vote on matters affecting only individual classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the Financial Statements:

(a)	Portfolio securities traded on a securities exchange or quoted by NASDAQ are valued at the last sale price on the principal exchange on which they are traded at the time the securities are valued, or, if not traded on that day, are valued at the closing bid price. Securities traded in the OTC market and not quoted by NASDAQ are valued at their last sale price or, if there is no available price, the last bid price quoted by brokers that make markets in the securities as of the close of regular trading hours on the day the securities are being valued. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (the “Exchange”) or using methods determined by the Board. Short‐term instruments with maturities of 60 days or less are valued at the price supplied by an approved independent pricing source. Options contracts listed for trading on a securities exchange or board of trade shall be valued at the mean of the highest bid and lowest asked quotation across the exchanges on which the option is traded. Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the mean of the current bid and asked prices for the asset. A contract that is not listed on an exchange or board of trade but for which OTC market quotations are readily available shall be valued at the current bid price for the contract. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, may include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments. If a Fund invests in shares of other open‐ end mutual funds, the Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

(b)	The per share net asset value (the “NAV”) of each Fund is calculated as of the close of trading on the Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The per share NAV is calculated by deducting from the Fund’s assets, the Fund’s liabilities, and then dividing the resulting net assets by the total number of shares outstanding, rounded to the nearest cent. The purchase price and redemption price per share is equal to the next determined NAV per share. Redemption of shares of American Select Equity Fund and Global ex‐U.S. Select Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase.

(c)	The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending September 30. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

Semi-Annual Report | March 31, 2016	53

Centre Funds	Notes to Financial Statements

March 31, 2016 (Unaudited)

As of and during the period ended March 31, 2016, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Each Fund’s Federal tax returns for the year ended September 30, 2015, remain subject to examination by the Internal Revenue Service.

(d)	Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex‐dividend date or for certain foreign securities, as soon as information is available, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid.

(f)	The preparation of financial statements in conformity with Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value a Fund ultimately realizes upon a sale of securities. The financial statements have been prepared as of the close of the Exchange on March 31, 2016. Each Fund is considered an investment company for financial reporting purposes under GAAP.

(g)	Each Fund bears expenses incurred specifically by such Fund, as well as its pro rata portion of Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund. Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class, as applicable. All of the realized and unrealized gains and losses and net investment income of a Fund, other than class‐specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees payable under the distribution (Rule 12b‐1) plan for Investor class shares of a Fund are charged with respect to such class.

(h)	The Funds intend to distribute to shareholders all of their net income and/or capital gains on an annual basis, with the exception of the Centre Active U.S. Treasury Fund and the Centre Active U.S. Tax Exempt Fund, which intend to make monthly income distributions. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex‐dividend date.

(i)	A Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(j)	The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is separately disclosed and is included in realized and unrealized gains or losses on foreign currencies.

3. FAIR VALUE MEASUREMENTS

The Funds normally use third‐party pricing services to obtain market quotations for their portfolio investments. Securities and other assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange‐traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.

The inputs used in determining the fair value of each Fund’s investments are summarized into three levels, as described in the following hierarchy:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

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Centre Funds	Notes to Financial Statements

March 31, 2016 (Unaudited)

Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly).
Level 3 -
Significant unobservable prices or inputs (including the oversight of the Board and Centre Asset Management, LLC (the “Adviser”) in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s investments in the fair value hierarchy as of March 31, 2016:

Centre American Select Equity Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$155,407,304	$–	$–	$155,407,304
Purchased Options	4,365,000	–	–	4,365,000
Short Term Investments	1,601,615	–	–	1,601,615
Total	$161,373,919	$–	$–	$161,373,919

Centre Global ex-U.S. Select Equity Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$16,696,637	$–	$–	$16,696,637
Preferred Stocks	274,651	–	–	274,651
Short Term Investments	694,077	–	–	694,077
Total	$17,665,365	$–	$–	$17,665,365

Centre Active U.S. Treasury Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Bonds & Notes	$–	$85,240,856	$–	$85,240,856
Short Term Investments	3,455,317	–	–	3,455,317
Total	$3,455,317	$85,240,856	$–	$88,696,173
Other Financial Instruments Liabilities:
Futures Contracts	$(673,349)	$–	$–	$(673,349)
Total	$(673,349)	$–	$–	$(673,349)

Centre Active U.S. Tax Exempt Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$41,043,727	$–	$41,043,727
Short Term Investments	2,108,377	–	–	2,108,377
Total	$2,108,377	$41,043,727	$–	$43,152,104
Other Financial Instruments Liabilities:
Futures Contracts	$(254,675)	$–	$–	$(254,675)
Total	$(254,675)	$–	$–	$(254,675)

Semi-Annual Report | March 31, 2016	55

Centre Funds	Notes to Financial Statements

March 31, 2016 (Unaudited)

Centre Multi-Asset Real Return Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Open-End Funds	$54,879,835	$–	$–	$54,879,835
Short Term Investments	61,630	–	–	61,630
Total	$54,941,465	$–	$–	$54,941,465

(a)	For detailed descriptions of sectors, industries, and countries, see the accompanying Schedule of Investments.

There were no material amounts classified as Level 3 securities during the period, thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for each Fund.

Derivative Financial Instruments
The following discloses the Funds’ use of derivative instruments.

A Fund may use derivative contracts, such as exchange-traded options and futures, that are related to stock market or bond indices, foreign exchange, fixed income or other securities, or be exposed to exchange-traded derivative products. A Fund may invest its assets in derivatives and other instruments to help manage interest rate exposure, protect the Fund’s assets, or enhance returns. A Fund may also be exposed to certain exchange-traded derivative products, such as exchange-traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions or overall capital protection.

Derivative Risk: One or more Funds may use derivatives, such as exchange-traded options and futures, that are related to stock market or bond indexes, foreign exchange, fixed income or other securities or be exposed to exchange-traded derivative products. Loss may result from a Fund’s investments in exchange-traded futures and options. The value of derivatives in which a Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risk that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of a Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause a Fund to sustain large and sudden losses. The use of derivatives, such as futures and options, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Certain derivative instruments may be difficult to sell when the Adviser believes it would be appropriate to do so.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage may allow a Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives held by a Fund. Typically, a Fund may attempt to increase or decrease exposure to the risks associated with the securities or other traditional investments in which it invests. The risks associated with a Fund’s use of derivative instruments, including but not limited to volatility risk, correlation risk, segregation risk, and hedging risks, are additional risks that a Fund does not typically seek to increase or decrease exposure to.

Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing
A Fund may write or purchase option contracts to adjust risk and return of its overall investment positions, subject to any restrictions set forth in the Fund’s prospectus. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from, among other things, the potential inability of counterparties to meet the terms.

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Centre Funds	Notes to Financial Statements

March 31, 2016 (Unaudited)

Futures
A Fund may use futures subject to any restrictions set forth in the Fund’s prospectus. A Fund may also be exposed to exchange-traded futures that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions. To the extent that the Fund uses derivatives for temporary cash management, investment transition purposes, managing duration or to hedge the risks of existing positions, the Fund will be subject to the risks associated with such transactions.

Statement of Assets and Liabilities - Fair Value of Derivative Instruments as of March 31, 2016:

Risk Exposure	Derivatives Statement of Assets and Liabilities Location	Fair Value
Centre American Select Equity Fund
Equity Contracts (Purchased Options)	Investments, at value	4,365,000
		$4,365,000
Centre Active U.S. Treasury Fund
Fixed Income Contracts (Futures Contracts)	Variation margin payable(a)	$(673,349)
		$(673,349)
Centre Active U.S. Tax Exempt Fund
Fixed Income Contracts (Futures Contracts)	Variation margin payable(a)	$(254,675)
		$(254,675)

(a)
Includes the cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only the current day's net variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended March 31, 2016:

Derivatives	Location of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Centre American Select Equity Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	$(4,913,197)	$209,116
Fixed Income Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$356,225	$–
		$(4,556,972)	$209,116
Centre Active U.S. Treasury Fund
Fixed Income Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$1,189,377	$(673,349)
		$1,189,377	$(673,349)
Centre Active U.S. Tax Exempt Fund
Fixed Income Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$392,884	$(254,675)
		$392,884	$(254,675)

Semi-Annual Report | March 31, 2016	57

Centre Funds	Notes to Financial Statements

March 31, 2016 (Unaudited)

Volume of Derivative Instruments for the Funds during the period ended March 31, 2016, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Centre American Select Equity Fund
Purchased Option Contracts	Contracts	815

Derivative Type	Unit of Measurement	Monthly Average
Centre Active U.S. Treasury Fund
Futures Contracts	Contracts	(117)

Derivative Type	Unit of Measurement	Monthly Average
Centre Active U.S. Tax Exempt Fund
Futures Contracts	Contracts	(34)

4. BENEFICIAL INTEREST TRANSACTIONS

On March 31, 2016, there was an unlimited number of shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statement of Changes in Net Assets.

Shares of American Select Equity Fund and Global ex-U.S. Select Equity Fund that are redeemed within 90 days of purchase may incur a 2% redemption fee deducted from the redemption amount. For the period ended March 31, 2016, redemption fees retained by these Funds are disclosed in the Statement of Changes in Net Assets.

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2016, the following entities owned beneficially more than 25% of each Fund’s outstanding shares. The shares may be held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately). Any transaction by these investors could have a material impact on the fund.

Centre American Select Equity Fund Entity	Class	Percentage
SEI Private Trust CO	Institutional	82.08%
Charles Schwab & CO. Inc	Investor	42.43%

Centre Global ex-U.S. Select Equity Fund Entity	Class	Percentage
SEI Private Trust CO	Institutional	100.00%
James A. Abate	Investor	100.00%

Centre Active U.S. Treasury Fund Entity	Class	Percentage
SEI Private Trust CO	Institutional	85.10%

Centre Active U.S. Tax Exempt Fund Entity	Class	Percentage
Wells Fargo Advisors LLC	Institutional	93.95%

Centre Multi-Asset Real Return Fund Entity	Class	Percentage
Brown Brothers Harriman & CO	Institutional	99.34%
James A. Abate	Investor	100.00%

58	centrefunds.com

Centre Funds	Notes to Financial Statements

March 31, 2016 (Unaudited)

5. INVESTMENT ADVISORY AGREEMENTS AND RELATED-PARTY TRANSACTIONS

The Adviser serves as the investment adviser to each Fund pursuant to investment advisory agreements with the Trust.

As compensation for the investment advisory services provided to the Funds, the Adviser currently receives monthly compensation based on each Fund’s average daily net assets at the annual rate of:

Fund	Management Fee Rate
Centre American Select Equity Fund (total net assets under $1 billion)	0.75%
Centre American Select Equity Fund (total net assets over $1 billion)	0.70%
Centre Global ex-U.S. Select Equity Fund	1.00%
Centre Active U.S. Treasury Fund	0.40%
Centre Active U.S. Tax Exempt Fund	0.40%
Centre Multi-Asset Real Return Fund	0.55%

American Select Equity Fund
For the American Select Equity Fund, the Adviser has entered into a written expense limitation agreement which it has agreed to limit through January 31, 2017 the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding interest, taxes, litigation, brokerage and extraordinary expenses incurred by the Fund in the fiscal year, to an annual rate of 1.05% of the average daily net assets of the Investor Class shares and 0.95% of the average daily net assets of the Institutional Class shares. To the extent the Fund incurs any interest, taxes, litigation, brokerage or extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the Fund’s Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher. The expense limitation agreement may be terminated by the Adviser or the Trust, with respect to the Fund, at any time and without payment of penalty, provided that the terminating party provides 90 days’ prior written notice of such termination to the other party. The Adviser may request repayment by the Fund of any expense waived or reimbursed by the Adviser pursuant to the expense limitation agreement in the first, second and third fiscal years following the fiscal year in which the waiver or reimbursement occurs, provided that the total annual Fund operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the expense limitation in effect at the time the waiver or reimbursement is made (or any lower expense limitation or limitations to which the parties may otherwise agree).

Global ex-U.S. Select Equity Fund
For the Global ex-U.S. Select Equity Fund, the Adviser has entered into a written expense limitation agreement under which it has agreed to limit through January 31, 2017 the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding interest, taxes, litigation, brokerage, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) to an annual rate of 1.45% of the average daily net assets of the Investor Class shares, and 1.25% of the average daily net assets of the Institutional Class shares. To the extent the Fund incurs any interest, taxes, litigation, brokerage, or extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the Fund’s Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher. The expense limitation agreement may be terminated by the Adviser or the Trust, with respect to the Fund, at any time and without payment of penalty, provided that the terminating party provides 90 days’ prior written notice of such termination to the other party. The Adviser may recoup any waived amount, including organizational fees, from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed the then existing expense limitation at the time the waiver or reimbursement is made and the reimbursement is made within three fiscal years after the year in which the Adviser incurred the expense.

Treasury Fund
For the Treasury Fund, the Adviser has entered into a written expense limitation agreement, dated and effective as of November 4, 2013, under which it has agreed to limit through at least January 31, 2017 the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), and acquired fund fees and expenses, to an annual rate of 0.85% of the average daily net assets of the Investor Class shares and 0.60% of the average daily net assets of the Institutional Class shares. To the extent the Fund incurs any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, and such expenses are included in the calculation of Total Annual Fund Operating Expenses, the Fund’s Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) would be higher. The expense limitation agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The expense limitation agreement may not be terminated by the Adviser without the consent of the Board. The expense limitation agreement will automatically terminate if the Advisory Agreement between the Adviser and the Trust, on behalf of the Fund is terminated, with such termination effective upon the effective date of the Advisory Agreement’s termination. The Adviser may recoup any waived or reimbursed amount pursuant to the expense limitation agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs. The Adviser has agreed that the reimbursement will not cause the Fund to exceed the then-existing expense limitation for that class at the time the waiver or reimbursement was made.

Semi-Annual Report | March 31, 2016	59

Centre Funds	Notes to Financial Statements

March 31, 2016 (Unaudited)

Tax Exempt Fund
For the Tax Exempt Fund, the Adviser has entered into a written expense limitation agreement dated December 8, 2014, under which it has agreed to reduce its advisory fees and/or reimburse other expenses of the Fund, for an initial period of not less than two years from the date of the closing of the reorganization of Managed Municipal Fund, Inc. into the Fund (the “Reorganization”) and until the next following effective date of the post- effective amendment to the registration statement of the Trust relating to the Fund incorporating the Fund’s financial statements for that fiscal year, to the extent necessary to limit the current operating expenses of each class of shares of the Fund, including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 0.95% of the average daily net assets of the Investor Class shares and 0.70% of the average daily net assets of the Institutional Class shares. The expense limitation agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The expense limitation agreement may not be terminated by the Adviser without the consent of the Board. The expense limitation agreement will automatically terminate if the Advisory Agreement between the Adviser and the Trust, on behalf of the Fund is terminated, with such termination effective upon the effective date of the Advisory Agreement’s termination. The Adviser may recoup any waived or reimbursed amount pursuant to the expense limitation agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs, provided that the reimbursement does not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement or waiver was made.

Multi-Asset Real Return Fund
For the Multi-Asset Real Return Fund, the Adviser has contractually agreed, pursuant to a written expense limitation agreement, to reduce its advisory fees and/or reimburse other expenses of the Fund until January 31, 2017 to the extent necessary to limit the current operating expenses of each class of shares of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees but exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, except that, if an acquired fund is an underlying fund managed by the Adviser and such acquired fund is not subject to an effective expense limitation or fee waiver agreement at any time during the term of the expense limitation agreement, then, for that time, the operating expenses of each class of shares of the Fund shall not exclude the amount of advisory fees included in such acquired fund’s fees and expenses to which the Fund would otherwise be subject, to an annual rate of 1.25% of the average daily net assets of the Investor Class shares and 1.00% of the average daily net assets of the Institutional Class shares. The expense limitation agreement may be terminated by the Adviser or the Trust, with respect to the Fund, at any time and without payment of penalty, provided that the terminating party provides 90 days’ prior written notice of such termination to the other party. The Adviser may receive reimbursement of any amount waived pursuant to the expense limitation agreement, provided that the reimbursement does not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement is to be paid by the Fund.

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Centre Funds	Notes to Financial Statements

March 31, 2016 (Unaudited)

During the period ended March 31, 2016, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed by Adviser
Centre American Select Equity Fund
Investor	$211,511
Institutional	18,160
Centre Global ex-U.S. Select Equity Fund
Investor	10,594
Institutional	31,656
Centre Active U.S. Treasury Fund
Investor	76,209
Institutional	22,835
Centre Active U.S. Tax Exempt Fund
Investor	41,895
Institutional	8,950
Centre Multi-Asset Real Return Fund
Investor	–
Institutional	–

During the period ended March 31, 2016, Institutional Class of the Centre Multi-Asset Real Return Fund had recoupment of $32,143.

As of September 30, 2015, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2016		Expires 2017		Expires 2018		Total
Centre American Select Equity Fund
Investor Class		$446,410		$467,347		$412,390		$1,326,147
Institutional Class		N/A		32,014		26,975		58,989
Centre Global ex-U.S. Select Equity Fund
Investor Class	$	N/A		$1,094		$29		$1,123
Institutional Class		121,781		106,294		110,986		339,061
Centre Active U.S. Treasury Fund
Investor Class	$	N/A		$43		$43,702		$43,745
Institutional Class		N/A		119,257		75,161		194,418
Centre Active U.S. Tax Exempt Fund
Investor Class	$	N/A	$	N/A		$27,685		$27,685
Institutional Class		N/A		N/A		4,789		4,789
Centre Multi-Asset Real Return Fund
Investor Class	$	N/A	$	N/A	$	N/A	$	N/A
Institutional Class		68,651		N/A		N/A		68,651

ALPS Fund Services, Inc. ("ALPS" or the "Administrator") serves as administrator to the Funds. ALPS receives a monthly fee paid by the Funds subject to a minimum monthly fee and is reimbursed for certain out-of-pocket expenses. Pursuant to an administrative agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration services and general assistance in each Fund’s operations.

ALPS, pursuant to a transfer agency and services agreement with the Trust, serves as transfer agent for the Funds. Under the transfer agency and services agreement, ALPS receives an annual minimum fee per Fund and a fee based upon each shareholder account and its account activity and is reimbursed for certain out-of-pocket expenses.

ALPS, pursuant to a chief compliance officer services agreement with the Trust, provides chief compliance officer services to the Funds. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS receives an annual fee for these services and is reimbursed for certain out-of-pocket expenses, pursuant to the chief compliance officer services agreement.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan permits the Trust, on behalf of Investor class shares of the Funds, to pay one or more entities for services rendered and expenses borne in connection with providing shareholder or distribution services with respect to the Investor class shares of each Fund.

Semi-Annual Report | March 31, 2016	61

Centre Funds	Notes to Financial Statements

March 31, 2016 (Unaudited)

ALPS Distributors, Inc. (the “Distributor”) acts as the principal underwriter of the Funds pursuant to a distribution agreement with the Trust. There were no payments to the Distributor by the Funds during the period ended March 31, 2016.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. As of July 1, 2015, each Trustee who is not an “interested person” receives an annual retainer of $25,000 paid quarterly. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at Board meetings.

One Trustee is an officer of the Trust, and serves as Managing Director and Chief Investment Officer of the Adviser.

6.  FEDERAL INCOME TAX AND TAX BASIS INFORMATION

As of and during the period ended March 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. Federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Components of Distributable Earnings on a Tax Basis: At March 31, 2016, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the book and tax treatment of non‐deductible expenses, currency transactions, net operating loss, and certain other investments.

Capital Losses: As of September 30, 2015 the following Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Pre‐Enactment Capital Losses:

Capital loss carryovers utilized during the period ended September 30, 2015, were:

Fund	Amount
Centre American Select Equity Fund	$(270,490)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

The tax character of distributions paid for the fiscal year ended September 30, 2015 were as follows:

Distributions Paid From:	Ordinary Income	Long-Term Capital Gains
Centre American Select Equity Fund	$1,521,503	$292,623
Centre Global ex‐U.S. Select Equity Fund	858,609	1,277,650
Centre Active U.S. Treasury Fund	268,953	–
Centre Active U.S. Tax Exempt Fund	1,039,452	–
Centre Multi‐Asset Real Return Fund	1,618,218	–

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short‐term securities at March 31, 2016 are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is primarily attributable to wash sales and certain other investments.

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Tax Unrealized Appreciation/(Depreciation) on Investments
Centre American Select Equity Fund	$124,573,821	$39,372,841	$(2,572,743)	$36,800,098
Centre Global ex‐U.S. Select Equity Fund	18,055,168	1,198,252	(1,588,055)	(389,803)
Centre Active U.S. Treasury Fund	83,695,875	5,004,008	(3,710)	5,000,298
Centre Active U.S. Tax Exempt Fund	41,173,306	1,981,434	(2,636)	1,978,798
Centre Multi‐Asset Real Return Fund	56,437,676	931,002	(2,427,213)	(1,496,211)

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Centre Funds	Notes to Financial Statements

March 31, 2016 (Unaudited)

7.  AFFILIATED COMPANIES:

The Multi‐Asset Real Return Fund, in accordance with its investment strategies, may invest in certain securities that are considered securities issued by affiliated companies. As defined by the 1940 Act, an affiliated person, including an affiliated company, includes one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares, and value of investments in affiliated companies for the period ended March 31, 2016 were as follows:

Security Name	Share Balance October 1, 2015	Purchases	Sales	Share Balance March 31, 2016	Dividend Income	Realized Gain/Loss	Market Value March 31, 2016
Centre American Select Equity Fund, Institutional Class	1,275,116	308,230	12,058	1,571,288	$1,554,976	$2,412	$17,771,265
Centre Global ex‐U.S. Select Equity Fund, Institutional Class	1,992,952	2,003,541	2,027,001	1,969,493	239,724	(3,906,931)	17,843,606
Centre Active U.S. Treasury Fund, Institutional Class	1,883,248	–	44,988	1,838,260	–	10,671	19,264,964
					$1,794,700	$(3,893,848)	$54,879,835

8.  PURCHASES AND SALES OF INVESTMENT SECURITIES

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any U.S. Government Obligations short‐term securities) were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Centre American Select Equity Fund	$67,728,533	$86,670,868
Centre Global ex‐U.S. Select Equity Fund	4,266,335	4,751,120
Centre Active U.S. Treasury Fund	–	–
Centre Active U.S. Tax Exempt Fund	2,347,470	6,289,085
Centre Multi‐Asset Real Return Fund	42,395,639	42,875,233

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of U.S. Government Obligations investment securities were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Centre Active U.S. Treasury Fund	$2,047,188	$9,138,203

9.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities relating to their duties to the Trust. Additionally, in the ordinary course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. FUND REORGANIZATIONS

On March 17, 2015, the following transactions occurred: (i) all of the assets and stated liabilities of Total Return U.S. Treasury Fund, Inc. (the “ISI Treasury Fund”) were transferred to the Centre Active U.S. Treasury Fund in exchange for Investor Class shares of the Centre Active U.S. Treasury Fund, which were distributed by the ISI Treasury Fund to its shareholders; (ii) all of the assets and stated liabilities of North American Government Bond Fund, Inc. (the “ISI Bond Fund”) were transferred to the Centre Active U.S. Treasury Fund in exchange for Investor Class shares of the Centre Active U.S. Treasury Fund, which were distributed by the ISI Bond Fund to its Class A and Class C shareholders, and Institutional Class shares of the Centre Active U.S. Treasury Fund, which were distributed by the ISI Bond Fund to its Class I shareholders; (iii) all of the assets and stated liabilities of ISI Strategy Fund, Inc. (the “ISI Strategy Fund”) were transferred to the Centre American Select Equity Fund in exchange for Investor Class shares of the Centre American Select Equity Fund, which were distributed by the ISI Strategy Fund to its shareholders; and (iv) all of the assets and stated liabilities of Managed Municipal Fund, Inc. (the “ISI Municipal Fund,” and together with the ISI Treasury Fund, the ISI Bond Fund and the ISI Strategy Fund, the “Acquired Funds”) were transferred to the Centre Active U.S. Tax Exempt Fund in exchange for Investor Class shares of the Centre Active U.S. Tax Exempt Fund, which were distributed by the ISI Municipal Fund to its Class A shareholders, and Institutional Class shares of the Centre Active U.S. Tax Exempt Fund, which were distributed by the ISI Municipal Fund to its Class I shareholders. Prior to the Reorganization, the Acquired Funds were managed by International Strategy & Investment Inc. Through the Reorganization, shareholders of the ISI Treasury Fund and the ISI Bond Fund became shareholders of Centre Active U.S. Treasury Fund, shareholders of the ISI Strategy Fund became shareholders of the Centre American Select Equity Fund, and shareholders of the ISI Municipal Fund became shareholders of the Centre Active U.S. Tax Exempt Fund. The Reorganization was designed to qualify as a tax‐free reorganization for federal income tax purposes.

Semi-Annual Report | March 31, 2016	63

Centre Funds	Notes to Financial Statements

March 31, 2016 (Unaudited)

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Centre American Select Equity Fund	10,706,599	$130,437,982	ISI Strategy Fund	7,321,641	$89,192,637
Centre Active U.S. Treasury Fund	1,714,335	$17,263,236	ISI Treasury Fund	5,009,326	$50,307,353
Centre Active U.S. Treasury Fund	1,714,335	$17,263,236	ISI Bond Fund	5,315,433	$53,392,772
Centre Active U.S. Tax Exempt Fund	–	$–	ISI Municipal Fund	5,713,586	$60,767,166

The investment portfolio fair value and unrealized appreciation as of March 17, 2015 for each of the Acquired Funds were as follows:

Acquired Fund	Portfolio Fair Value	Unrealized Appreciation/(Depreciation) of Acquired Fund
ISI Treasury Fund	$49,913,765	2,125,302
ISI Municipal Fund	$60,450,343	2,692,281
ISI Bond Fund	$52,835,686	(1,070,392)
ISI Strategy Fund	$90,586,178	24,657,375

Immediately following the Reorganization the net assets of the combined Funds were as follows:

Combined Net Assets
Centre American Select Equity Fund	$219,630,619
Centre Active U.S. Treasury Fund	$120,963,361
Centre Active U.S. Tax Exempt Fund	$60,767,166

There were no unused capital loss carryforwards of the Acquired Funds, subject to tax limitations, for potential utilization as of the closing date of the Reorganization, March 17, 2015.

Assuming the Reorganization had been completed on October 1, 2014, the beginning of the annual reporting period for the Acquiring Funds, the Acquiring Funds’ pro forma results of operations for the period ended September 30, 2015 are as follows:

Acquiring Fund	Net Investment Income	Net Realized and Unrealized Gain/(Loss) on Investments	Net Increase/(Decrease) in Net Assets Resulting from Operations
Centre American Select Equity Fund	$1,402,275	$638,759	$2,041,034
Centre Active U.S. Treasury Fund	$1,831,415	$(3,900,424)	$(2,069,009)
Centre Active U.S. Tax Exempt Fund	$1,203,606	$(332,717)	$870,889

Because each of the investment portfolios that were combined through the Reorganization has been managed as a single integrated portfolio since the closing of the Reorganization, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the applicable Acquiring Funds’ Statement of Operations since March 17, 2015.

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Centre Funds	Additional Information

March 31, 2016 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12‐month period ended June 30, is available without charge, upon request, by (1) calling the Funds at 1‐855‐298‐4236 and (2) from Form N‐PX filed by the Trust with the Securities and Exchange Commission (“SEC”) on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust files, with regard to each Fund, with the SEC a complete schedule of investments for the first and third quarter of each fiscal year on Form N‐Q. The Funds’ first and third fiscal quarters end on December 31 and June 30. The Form N‐Q filing must be made within 60 days of the end of the quarter, and the Trust’s first Form N‐Q was filed with the SEC on February 27, 2012. Forms N‐Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1‐800‐732‐0330 for information on the operations of the Public Reference Room). You may also obtain copies by calling the Funds at 1‐855‐298‐4236.

Semi-Annual Report | March 31, 2016	65

CENTRE

Centre Funds

Must be accompanied or preceded by a prospectus.
ALPS Distributors, Inc., distributor for Centre Funds.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Schedule of Investments.

(a)	The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

            None.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)
A separate certification for the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is attached hereto as Ex 99.Cert.

(a)(3)	None.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRE FUNDS

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	June 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	June 3, 2016

By:	/s/ Ningxi Xu
Ningxi Xu
Treasurer (Principal Financial Officer)

Date:	June 3, 2016